                                                     Registration Nos. 333-63155
                                                                       811-08995
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-effective Amendment No.                                                  [ ]
Post-Effective Amendment No. 12                                              [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
     Amendment No. 12                                                        [X]


                       (Check appropriate box or boxes.)

                         THE NAVELLIER MILLENNIUM FUNDS
                         ------------------------------
               (Exact name of registrant as specified in charter)

One East Liberty, Third Floor
Reno, Nevada                                                               89501
---------------------------------------------------                   ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

Arjen Kuyper
The Navellier Millennium Funds
One East Liberty, Third Floor
Reno, Nevada 89501

(Name and Address of Agent For Service)

Copy to:

Samuel Kornhauser, Esq.
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281

It is proposed that this filing will become effective:


     X    immediately upon filing pursuant to paragraph (b)
    ---
          on (date) pursuant to paragraph (b)
    ---
          60 days after filing pursuant to paragraph (a)(1)
    ---
          on (date) pursuant to paragraph (a)(1)
    ---
          75 days after filing pursuant to paragraph (a)(2)
    ---
          on (date) pursuant to paragraph (a)(2) of rule 485
    ---

If appropriate, check the following box:

          this post-effective amendment designates a new effective date
    ---
          for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Investment Company Shares

(NUMBERS GRAPHIC)

The Navellier Millennium Funds

Navellier Top 20 Portfolio

Navellier International Growth Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

                                                                Prospectus dated
                                                                     May 1, 2005

                                                                (NAVELLIER LOGO)

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIOS..................................    1
NAVELLIER TOP 20 PORTFOLIO..................................    2
FEES AND EXPENSES...........................................    6
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO....................    8
FEES AND EXPENSES...........................................   11
WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................   13
Investment Adviser..........................................   13
Distributor.................................................   14
ACCOUNT POLICIES............................................   14
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   15
Buying shares...............................................   17
Selling or exchanging shares................................   18
Buying or selling through selected broker-dealers...........   19
UNDERSTANDING EARNINGS......................................   21
UNDERSTANDING TAXES.........................................   21
FINANCIAL HIGHLIGHTS........................................   23
The Navellier Privacy Policy................................   29
NEED TO KNOW MORE? (BACK COVER).............................


More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI to review before purchasing shares of the Portfolios.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of, or guaranteed by, any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

INTRODUCING OUR PORTFOLIOS
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Navellier Millennium Funds Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS

The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS

"We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.

"You" and "Your" -- mean the prospective investor.

"Portfolio" -- refers to each individual Navellier Millennium Funds Portfolio, which combined, make up the "Fund."

"Equity Portfolios" -- refer to the 2 Portfolios that invest mainly in stocks.

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

LIMITED PROTECTION

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

NAVELLIER TOP 20 PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). The Portfolio may invest in, among other things:

     --  common stock

     --  preferred stock


     --  convertible securities



     --  debt instruments


We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

     --  earnings growth

     --  expanding profit margins

     -- market dominance and/or factors that create potential for market dominance

     --  sales growth

     -- other factors that indicate a company's potential for growth or increased value

We select the twenty stocks with the highest rankings based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest. The main criteria for investment are that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently this Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

Typically, we purchase common stocks of issuers with records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups, rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large cap companies if we believe such common stocks offer opportunity for long-term capital appreciation.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as:

     -- bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     -- up to 15% of its total assets in foreign securities traded on the United
       States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED


The chart below gives some indication of the risks or rewards of investing in the Navellier Top 20 Portfolio from year to year which you can compare with those of a broad measure of market performance. Of course, past performance (before and after taxes) is not necessarily an indication of future performance. Effective May 1, 2005 the Portfolio became a no load portfolio. There are no longer any B or C shares, only A shares. There are no loads on the A shares sold. The information provided is for the initial (and now, the only) share class and does not reflect sales charges which, effective May 1, 2005, have been eliminated.


YEAR BY YEAR TOTAL RETURN

                           NAVELLIER TOP 20 PORTFOLIO
[BAR GRAPH]

                                                                      NAVELLIER TOP 20 PORTFOLIO
                                                                      --------------------------
1999                                                                             75.91
2000                                                                             -8.05
2001                                                                            -20.89
2002                                                                            -34.13
2003                                                                             41.53
2004                                                                              3.35

The inception of the Navellier Top 20 Portfolio was September 30, 1998. The performance from September 30, 1998 through December 31, 1998 was 25.50%.


(1) These figures are as of December 31 of each year. They do not reflect sales charges (which have now been eliminated as of May 1, 2005) and would be lower if they did.



HIGHEST AND LOWEST QUARTERLY RETURNS(1)


Highest Quarter: up 33.31% (4th Quarter 1999)
                                  Lowest Quarter: down 27.08% (4th Quarter 2000)


(1) The Portfolio is now a no load portfolio. The B and C shares have been redesignated as A shares and are not subject to any contingent deferred sales charges which had resulted in a higher expense ratio. Eliminating the sales load has increased the performance figures shown.

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 This table compares the Portfolio's former class A shares' average annual returns to the Russell 3000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.


                                                                                           RUSSELL 3000
                                                                                             (GROWTH)
                                                                             RETURN        (REFLECTS NO
                                                                          AFTER TAXES       DEDUCTIONS
                                       RETURN            RETURN         ON DISTRIBUTIONS    FOR FEES,
         NAVELLIER TOP 20              BEFORE          AFTER TAXES        AND SALE OF        EXPENSES
        PORTFOLIO A SHARES             TAXES*       ON DISTRIBUTIONS*     FUND SHARES      OR TAXES)(2)
-------------------------------------------------------------------------------------------------------
One Year..........................       3.35%             3.35%              2.18%            6.93%
Five Years........................      -6.85%            -7.47%             -5.77%           -8.87%
Since Inception (annualized)(1)...       7.23%             6.31%              6.10%            0.99%



* The performance figures are based on what the performance would have been without a 4.95% front end sales load deduction which has been eliminated as of May 1, 2005. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. The index returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



(1) The effective date of the Navellier Top 20 Portfolio Class A Shares was September 30, 1998. Performance was measured against the Russell 3000 Growth Index from September 30, 1998 through December 31, 2004.



(2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

FEES AND EXPENSES OF THIS PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. You will find details under "How to Buy, Sell and Exchange Shares" in this Prospectus.


                                                              CLASS A
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................  None (2)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net amount invested)......................................  None (2)
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................  None (2)
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................  None
Redemption Fee (as % of amount redeemed, on shares held less than 60 days).............................................  2%
                                                               ----
Exchange Fee(1).............................................  None


(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to two (2) exchanges per quarter.)

(2) As of May 1, 2005 the Portfolio was converted to a no load fund.

ANNUAL OPERATING EXPENSES PAID BY THE PORTFOLIO (DEDUCTED FROM THE PORTFOLIO'S ASSETS) This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid.

                                 (as a % of average daily net assets)
                                                              CLASS A
---------------------------------------------------------------------
Management Fee..............................................   1.00%
Distribution (and/or service) (12b-1) Fees..................   0.25%
Other Expenses..............................................   2.22%
Total Annual Fund Operating Expenses(1).....................   3.47%

(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS 1.97% FOR CLASS A SHARES, FOR THE YEAR ENDED DECEMBER 31, 2004, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 1.50% FOR CLASS A SHARES. (EFFECTIVE MAY 1, 2005 THE PORTFOLIO IS A NO LOAD FUND WITH ONLY ONE CLASS OF SHARES.) The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2005 so that the net total annual operating expenses after waiver of reimbursement do not exceed 1.50% for fiscal 2005.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A
---------------------------------------------------------------------
1 Year......................................................  $  153
3 Years.....................................................  $  882
5 Years.....................................................  $1,634
10 Years....................................................  $3,616

Fees and expenses if you did not sell your shares:
                                                              CLASS A
---------------------------------------------------------------------
1 Year......................................................  $  153
3 Years.....................................................  $  882
5 Years.....................................................  $1,634
10 Years....................................................  $3,616


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares.

NAVELLIER TOP 20 PORTFOLIO --

MORE INFORMATION -- INVESTMENT OBJECTIVES AND RISKS


Information about the Navellier Top 20 Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this Portfolio are set forth at pages 2-4 above. Please refer to those pages.


PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI (or on the Fund's website).

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN FOREIGN STOCKS WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of sponsored and unsponsored foreign stocks and American Depositary Receipts (ADRs). American Depositary Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction to their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in sponsored and unsponsored foreign stocks and ADRs of companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as: bonds, cash, or cash equivalents for temporary defensive purposes if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in international sponsored and unsponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED


The chart below gives some indication of the risks or rewards of investing in the Navellier International Growth Portfolio. Of course, past performance is not necessarily an indication of future performance. Effective May 1, 2005 the Portfolio became a no load portfolio. There are no longer any B or C shares; only A shares. There are no loads on the A shares sold. The information provided is for the initial share class (Class A shares) and does not reflect sales charges which, effective May 1, 2005, have been eliminated.

YEAR BY YEAR TOTAL RETURNS(1)

                       NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
[BAR GRAPH - figueres in per cent]

                                                               NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
                                                               ----------------------------------------
2000                                                                            -26.90
2001                                                                            -19.38
2002                                                                            -11.22
2003                                                                             35.82
2004                                                                             14.29

The inception of the Navellier International Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was -26.90%.


(1) These figures are as of December 31 of each year. They do not reflect former sales charges. If the sales charges were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the sales charge was.



HIGHEST AND LOWEST QUARTERLY RETURNS(1)


Highest Quarter: up 21.06% (2nd Quarter 2003)   Lowest Quarter: down 20.18% (4th
Quarter 2000)


(1) The Portfolio is now a no load portfolio. The B and C shares have been redesignated as A shares and are not subject to any contingent deferred sales charges which had resulted in a higher expense ratio. Eliminating the sales load has increased the performance figures shown.


AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 This table compares this Portfolio's average annual returns to the MSCI EAFE Index for the same time period. This information may help provide an indication of this Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio's past performance is not a guarantee of how it will perform in the future.


The average annual return information shown below is for the initial class of shares of the Portfolio (Class A shares).



                                                 RETURN AFTER       RETURN AFTER TAXES        MSCI
NAVELLIER INTERNATIONAL           RETURN           TAXES ON          ON DISTRIBUTIONS         EAFE
GROWTH PORTFOLIO A SHARES      BEFORE TAXES*    DISTRIBUTIONS*    AND SALE OF FUND SHARES   INDEX(2)
----------------------------------------------------------------------------------------------------
One Year(3).................       14.29%           14.29%                  9.29%            20.70%
Five Years..................         N/A              N/A                    N/A               N/A
Since Inception
  (annualized)(1)...........       -4.70%           -4.78%                 -3.96%             0.52%



 * The performance figures are based on what the performance would have been without a 4.95% front end sales load deduction, which has been eliminated as of May 1, 2005. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


(1) The effective date of the Navellier International Growth Class A Shares was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2004.

(2) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.

(3) For the year ending December 31, 2004.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of this Portfolio. You will find details under "How to Buy, Sell and Exchange Shares" in this Prospectus.


                                                              CLASS A
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as % of
  offering price)...........................................  None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  net amount invested)......................................  None
Maximum Deferred Sales Charge (Load) (as % of redemption
  proceeds).................................................  None(2)
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions...................................  None
Redemption Fee (as % of amount redeemed, on shares held less than 60 days).............................................  2.00%
Exchange Fee(1).............................................  None


(1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to two (2) exchanges per quarter.)

(2) As of May 1, 2005 the Portfolio was converted to a no load fund.

ANNUAL OPERATING EXPENSES PAID BY THE PORTFOLIO (DEDUCTED FROM THE PORTFOLIO'S ASSETS) This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid.

                (as a % of average daily net assets)
                                                              CLASS A
---------------------------------------------------------------------
Management Fee..............................................    1.00%
Distribution (and/or service) (12b-1) Fees..................    0.25%
Other Expenses..............................................   22.12%
Total Annual Fund Operating Expenses(1).....................   23.37%

(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS 21.87% FOR CLASS A SHARES, FOR THE YEAR ENDED DECEMBER 31, 2004, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 1.50% FOR CLASS A SHARES. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2005, so that the net total annual operating expenses after waiver of reimbursements do not exceed 1.50% for fiscal 2005.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:


Fees and expenses if you sold shares after:
                                                              CLASS A
---------------------------------------------------------------------
1 Year......................................................  $   153
3 Years.....................................................  $ 4,142
5 Years.....................................................  $ 6,801
10 Years....................................................  $10,186



Fees and expenses if you did not sell your shares:
                                                              CLASS A
---------------------------------------------------------------------
1 Year......................................................  $   153
3 Years.....................................................  $ 4,142
5 Years.....................................................  $ 6,801
10 Years....................................................  $10,186


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets for Class A shares.

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO --

MORE INFORMATION -- INVESTMENT OBJECTIVES AND RISKS


Information about the Navellier International Growth Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this Portfolio are set forth at pages 8 and 9 above. Please refer to those pages.


PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI (or on the Fund's website).

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

MANAGEMENT -- WHO IS RESPONSIBLE FOR THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Navellier & Associates, Inc. ("N & A") is the Investment Adviser to each of the Navellier Millennium Funds Portfolios. Navellier & Associates, Inc. is located at One East Liberty, Third Floor, Reno, Nevada, 89501.


Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS


LOUIS G. NAVELLIER has been the CEO and President of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier co-manages the Top 20 Portfolio and has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.


JAMES O'LEARY is a Chartered Financial Analyst and has thirty years experience in the areas of investment management and institutional marketing in the securities industry and joined Navellier in 1996. At Navellier, Mr. O'Leary is the Portfolio Manager responsible for the management of the Navellier International Growth Portfolio.


MICHAEL GARAVENTA has four years experience in the securities industry and joined Navellier in 2001 as a Quantitative Research Analyst. Prior to joining Navellier, Mr. Garaventa was at the University of Nevada, Reno working toward his B.S. Degree in finance. Mr. Garaventa, in his current role as Assistant Portfolio Manager, compiles and oversees implementation of the research that leads to portfolio decisions for the Navellier Millennium Funds, Top 20 Portfolio. In addition, he assists in ongoing research projects, product enhancements, and product development including hedge fund research and analysis.



PHILLIP MITTLEDORF joined Navellier in 1996 as a Quantitative Research Analyst. He is the associate portfolio manager of the Navellier International Growth Portfolio. He conducts research and assists in the management of the International Growth Portfolio.


Additional information about the Portfolio Managers' Compensation and the other accounts they manage and their holdings of securities in the Fund is available in the SAI.

INVESTMENT ADVISER'S FEE Navellier & Associates, Inc. ("N & A") which also employed the same investment advisory personnel which provided investment advisory service on behalf of Navellier Management, Inc. assumed the position of investment adviser to the Fund and each of its portfolios pursuant to investment advisory agreements with each portfolio with no change in personnel or investment strategy as of January 1, 2005. N & A receives an annual fee of 1% of the average daily net assets of each portfolio it manages, the fee for each portfolio is payable monthly. N & A currently manages each portfolio. N & A also receives a 0.25% annual fee for providing administrative services. N & A's investment advisory fee and its administrative service fee are the same as was paid to Navellier Management, Inc.

A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, which was the same basis for approving the Navellier Management, Inc. fee, is available in the Funds' current Statement of Additional Information in the "Trustees and Officers" section, and will be available in the annual report for the fiscal year 2005.


LEGAL PROCEEDINGS

There are no material legal proceeding involving Navellier & Associates, Inc. or Navellier Securities Corp. which would have a material adverse effect on their ability to perform their duties or on the Fund.

CAPITAL STOCK

There are no unique restrictions on holding or selling shares that might expose investors to significant risk (except market risk).

DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

TRANSFER AGENT

Integrated Fund Services, Inc.
221 E. Fourth Street, Suite 300
Cincinnati, Ohio 45202

CUSTODIAN

FBR National Trust Company
4922 Fairmont Ave.
Bethesda, MD 20814

LEGAL COUNSEL

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111

INDEPENDENT REGISTERED ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in any of the
Portfolios:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value for all Portfolios is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio(s) in writing at least 60 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

     -- one of our selected broker-dealers;

     -- the Distributor, Navellier Securities Corp.; or

     -- the Transfer Agent, Integrated Fund Services, Inc.


CLASS A SHARES



There is now only one class of shares, Class A, for each Portfolio. Class A shares are now offered no load, i.e. at net asset value and subject to a 0.25% Rule 12b-1 distribution fee.


PURCHASE MINIMUMS

You may buy the Navellier Millennium Funds for:

     -- an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     -- additional investments of at least $100 per Portfolio.

PLEASE NOTE: Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have to right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

PRICING

     -- The Portfolios' share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolios' share prices are calculated after the transfer agent receives your request in good order.

     -- A Portfolio's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.

     -- The Portfolios' share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.

     -- The Portfolios' share prices will not be calculated on holidays the NYSE observes. NYSE Holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

     -- The Portfolios' investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

     -- If market quotations are not readily available for the Portfolios' investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees.

     -- Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

     -- The Portfolios may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolios' shares are not priced. Therefore, the value of the Portfolios' shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY


You may instruct us to deposit the proceeds of a sale into the FBR Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. A Shareholder who instructs the Fund to deposit the proceeds of a sale into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions). If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.


RESTRICTIONS ON PHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions, if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days notice. if you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     -- The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     -- You may make only one exchange within any 30-day period.


     -- You may make up to 2 exchanges per quarter.


BUYING SHARES

BY MAIL

FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

WRITE A CHECK  Make the check payable to "The Navellier Millennium Funds."

SEND THE CHECK AND APPLICATION  Mail the check and application to:

     The Navellier Millennium Funds
     c/o Integrated Fund Services, Inc.
     P. O. Box 5354

     Cincinnati, OH 45201-5354


Once your check and a properly completed application are received, your shares will be bought at the next determined net asset value. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' net asset value for the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


BY WIRE

Please call our Transfer Agent (Integrated Fund Services, Inc.) at 1-800-622-1386 for instructions.

PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

BY AUTOMATIC PLAN

MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Fund Services, Inc. This is a free service, and you may discontinue it at any time.

PLEASE NOTE:  the Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio's share price is calculated after the transfer agent receives your request in good order.

REDEMPTION FEE


     -- The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days,


     -- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

     -- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

     -- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

     -- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

     -- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions.

BY MAIL

SEND THE FOLLOWING INFORMATION You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

     -- Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);

     -- Proceeds are being sent to an address other than the address of record;

     -- Proceeds or shares are being sent/transferred from a joint account to an individual's account;

     -- Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request;

     -- Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his signature guaranteed. Notary stamps are not acceptable.


The mailing address is:

     The Navellier Millennium Funds
     c/o Integrated Fund Services, Inc.
     P.O. Box 5354

     Cincinnati, OH 45201-5354


BY PHONE

MAKE A PHONE CALL Call Integrated Fund Services, Inc. at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.

HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

BY AUTOMATIC PLAN

MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Contact Integrated Fund Services, Inc. to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Millennium Funds.

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier Funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. They may also charge transaction fees or other charges for services.

RULE 12b-1 PLAN

The Fund has adopted a plan under rule 12b-1 that provides for fees payable as an expense. These fees are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.


POLICIES TO PREVENT MARKET TIMING


The Fund is not designed for and does not accommodate market timing or market timing organizations or other persons or entities using programmed or frequent exchanges.


Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of Portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Portfolios' securities trade and the close of the U.S. markets, which is when the Portfolios' share prices are calculated. Arbitrage opportunities may also occur in Portfolios that do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain micro-or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.


The Navellier Millennium Funds' portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures which are set forth herein and administered through the Transfer Agent and the Fund staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days, and providing the Fund discretion to reject an exchange, at any time, for any reason.


The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401 (k) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

The Portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     -- Dividends or interest earned by shares of the securities in the Portfolio;

     -- Capital gains earned by selling shares of stocks at a profit;

     -- A return of capital (a repayment of the money you invested).

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     -- We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     -- To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of a portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     -- Dividends, short-term capital gain distributions and interest earned by a portfolio are taxable to you as ordinary income.

     -- Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares.

     -- A return of capital is not taxable to you.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING

You must report all dividends and redemptions. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTIONS

The International Growth Portfolio may be subject to foreign withholding taxes. If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets at fiscal year-end are foreign securities, the Portfolio may make that election.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Portfolio's financial performance for the past five years or since inception if the portfolio has been in existence less then five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.

                                                                       TOP 20 PORTFOLIO
                                                                           CLASS A
                                                      --------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                      --------------------------------------------------
                                                       2004      2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year..............    $12.54    $  8.86    $ 13.45    $ 17.10    $ 20.96
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss...............................     (0.06)     (0.08)     (0.05)     (0.17)     (0.20)
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................      0.48       3.76      (4.54)     (3.40)     (1.44)
--------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS..................      0.42       3.68      (4.59)     (3.57)     (1.64)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain............................        --         --         --      (0.08)     (2.22)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value........      0.42       3.68      (4.59)     (3.65)     (3.86)
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Year....................    $12.96    $ 12.54    $  8.86    $ 13.45    $ 17.10
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN*..........................      3.35%     41.53%    (34.13)%   (20.89)%    (8.05)%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).............      1.50%      1.50%      1.50%      1.50%      1.40%
Expenses Before Reimbursement (Note 2)............      3.47%      2.96%      2.27%      2.15%      1.89%
Net Investment Loss After Reimbursement (Note
  2)..............................................     (0.40)%    (0.63)%    (0.39)%    (1.10)%    (1.11)%
Net Investment Loss Before Reimbursement (Note
  2)..............................................     (2.37)%    (2.09)%    (1.16)%    (1.75)%    (1.59)%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate...........................       118%       215%       207%       185%       118%
Net Assets at End of Year (in thousands)..........    $7,095    $10,354    $10,513    $20,784    $28,737
Number of Shares Outstanding at End of Year
  (in thousands)..................................       547        825      1,187      1,545      1,680
--------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

                                                                     TOP 20 PORTFOLIO
                                                                         CLASS B
                                               ------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,         FOR THE PERIOD
                                               --------------------------------------          ENDED
                                                2004      2003      2002       2001      DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.....    $12.10    $ 8.61    $ 13.17    $ 16.94         $ 27.85
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss........................     (0.16)    (0.15)     (0.13)     (0.23)          (0.13)
Net Realized and Unrealized Gain (Loss) on
  Investments..............................      0.47      3.64      (4.43)     (3.46)          (8.56)
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS...........      0.31      3.49      (4.56)     (3.69)          (8.69)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain.....................        --        --         --      (0.08)          (2.22)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value....................................      0.31      3.49      (4.56)     (3.77)         (10.91)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........    $12.41    $12.10    $  8.61    $ 13.17         $ 16.94
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**..................      2.56%    40.53%    (34.62)%   (21.75)%        (31.41)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)......      2.25%     2.25%      2.25%      2.25%           2.25%(B)
Expenses Before Reimbursement (Note 2).....      4.37%     3.71%      3.02%      2.90%           2.74%(B)
Net Investment Loss After Reimbursement
  (Note 2).................................     (1.15)%   (1.37)%    (1.11)%    (1.84)%         (1.84)%(B)
Net Investment Loss Before Reimbursement
  (Note 2).................................     (3.27)%   (2.83)%    (1.88)%    (2.49)%         (2.33)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................       118%      215%       207%       185%            118%
Net Assets at End of Period (in
  thousands)...............................    $2,222    $3,111    $ 2,795    $ 4,823         $ 4,922
Number of Shares Outstanding at End of
  Period (in thousands)....................       179       257        325        366             290
-----------------------------------------------------------------------------------------------------------

 (A)
   Total returns for periods of less than one year are not annualized.
 (B)
   Annualized.
 * From Commencement of Operations March 28, 2000.
 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

                                                                     TOP 20 PORTFOLIO
                                                                         CLASS C
                                               ------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,         FOR THE PERIOD
                                               --------------------------------------          ENDED
                                                2004      2003      2002       2001      DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.....    $12.12    $ 8.62    $ 13.19    $ 16.95         $ 21.54
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss........................     (0.16)    (0.16)     (0.13)     (0.25)          (0.11)
Net Realized and Unrealized Gain (Loss) on
  Investments..............................      0.46      3.66      (4.44)     (3.43)          (2.26)
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS...........      0.30      3.50      (4.57)     (3.68)          (2.37)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain.....................        --        --         --      (0.08)          (2.22)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value....................................      0.30      3.50      (4.57)     (3.76)          (4.59)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........    $12.42    $12.12    $  8.62    $ 13.19         $ 16.95
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**..................      2.48%    40.60%    (34.65)%   (21.68)%        (11.27)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)......      2.25%     2.25%      2.25%      2.25%           2.25%(B)
Expenses Before Reimbursement (Note 2).....      4.77%     3.71%      3.02%      2.90%           2.74%(B)
Net Investment Loss After Reimbursement
  (Note 2).................................     (1.16)%   (1.38)%    (1.11)%    (1.84)%         (1.83)%(B)
Net Investment Loss Before Reimbursement
  (Note 2).................................     (3.68)%   (2.84)%    (1.88)%    (2.49)%         (2.31)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................       118%      215%       207%       185%            118%
Net Assets at End of Period (in
  thousands)...............................    $1,292    $1,762     $1,765     $3,032          $3,030
Number of Shares Outstanding at End of
  Period (in thousands)....................       104       145        205        230             179
-----------------------------------------------------------------------------------------------------------

 (A)
   Total returns for periods of less than one year are not annualized.
 (B)
   Annualized.
 * From Commencement of Operations April 28, 2000.
 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

                                                              INTERNATIONAL GROWTH PORTFOLIO
                                                                          CLASS A
                                               -------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,          FOR THE PERIOD
                                               ---------------------------------------          ENDED
                                                2004       2003      2002       2001      DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.....    $  6.79    $ 5.08    $  5.74    $  7.12         $   9.74
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...............       0.01      0.10       0.02         --            (0.02)
Net Realized and Unrealized Gain (Loss) on
  Investments..............................       0.96      1.71      (0.66)     (1.38)           (2.60)
------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS...........       0.97      1.81      (0.64)     (1.38)           (2.62)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income.................         --     (0.10)     (0.02)        --               --
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value....................................       0.97      1.71      (0.66)     (1.38)           (2.62)
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........    $  7.76    $ 6.79    $  5.08    $  5.74         $   7.12
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**..................      14.29%    35.82%    (11.22)%   (19.38)%         (26.90)%(A)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)......       1.50%     1.50%      1.49%      1.49%            1.49%(B)
Expenses Before Reimbursement (Note 2).....      23.37%    11.33%     10.80%     22.97%          120.64%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)...................       0.10%    (0.02)%     0.36%      0.03%           (0.54)%(B)
Net Investment Loss Before Reimbursement
  (Note 2).................................     (21.77)%   (9.85)%    (8.95)%   (21.45)%        (119.69)%(B)
------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................         86%      161%        85%       241%              42%
Net Assets at End of Period (in
  thousands)...............................    $   609    $  640    $ 1,111    $   805         $     89
Number of Shares Outstanding at End of
  Period (in thousands)....................         79        94        219        140               13
------------------------------------------------------------------------------------------------------------

 (A)
   Total returns for periods of less than one year are not annualized.
 (B)
   Annualized.
 * From Commencement of Operations September 5, 2000.
 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

                                                              INTERNATIONAL GROWTH PORTFOLIO
                                                                          CLASS B
                                               -------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,          FOR THE PERIOD
                                               ---------------------------------------          ENDED
                                                2004       2003      2002       2001      DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.....    $  6.80    $ 5.04    $  5.70    $  7.12         $   8.31
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss........................      (0.05)    --(C)      (0.01)     (0.04)           (0.01)
Net Realized and Unrealized Gain (Loss) on
  Investments..............................       0.95      1.76      (0.65)     (1.38)           (1.18)
------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS...........       0.90      1.76      (0.66)     (1.42)           (1.19)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value....................................       0.90      1.76      (0.66)     (1.42)           (1.19)
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........    $  7.70    $ 6.80    $  5.04    $  5.70         $   7.12
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**..................      13.24%    34.92%    (11.58)%   (19.94)%         (14.32)%(A)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)......       2.25%     2.25%      2.21%      2.25%            2.24%(B)
Expenses Before Reimbursement (Note 2).....      26.87%    12.08%     11.52%     23.73%          121.39%(B)
Net Investment Income (Loss) After
  Reimbursement (Note 2)...................      (0.69)%    0.02%      0.74%     (0.65)%          (0.83)%(B)
Net Investment Loss Before Reimbursement
  (Note 2).................................     (25.31)%   (9.81)%   (10.04)%   (22.13)%        (119.99)%(B)
------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................         86%      161%        85%       241%              42%
Net Assets at End of Period (in
  thousands)...............................    $   191    $  166    $   135    $    18         $     17
Number of Shares Outstanding at End of
  Period (in thousands)....................         25        24         27          3                2
------------------------------------------------------------------------------------------------------------

 (A)
   Total returns for periods of less than one year are not annualized.
 (B)
   Annualized.
 (C)
   The per share data provided is less than $0.01.
 * From Commencement of Operations November 2, 2000.
 **Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

                                                                  INTERNATIONAL GROWTH PORTFOLIO
                                                                              CLASS C
                                                        ---------------------------------------------------
                                                             FOR THE YEARS ENDED
                                                                DECEMBER 31,               FOR THE PERIOD
                                                        -----------------------------          ENDED
                                                          2004       2003      2002      DECEMBER 31, 2001*
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period..............    $   6.81    $ 5.03    $  5.71         $  7.12
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................       (0.05)     0.01         --           (0.01)
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................        0.94      1.77      (0.68)          (1.40)
-----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS....................        0.89      1.78      (0.68)          (1.41)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value..........        0.89      1.78      (0.68)          (1.41)
-----------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period....................    $   7.70    $ 6.81    $  5.03         $  5.71
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN**...........................       13.07%    35.39%    (11.91)%        (19.80)%(A)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)...............        2.29%     2.25%      2.25%           2.21%(B)
Expenses Before Reimbursement (Note 2)..............      117.75%    12.08%     11.56%          23.69%(B)
Net Investment Income (Loss) After Reimbursement
  (Note 2)..........................................       (0.74)%    0.03%     (0.10)%         (0.74)%(B)
Net Investment Loss Before Reimbursement (Note 2)...     (116.20)%   (9.80)%    (9.41)%        (22.22)%(B)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.............................          86%      161%        85%            241%
Net Assets at End of Period (in thousands)..........    $      6    $    6    $    37         $    31
Number of Shares Outstanding at End of Period (in
  thousands)........................................           1         1          7               5
-----------------------------------------------------------------------------------------------------------

 (A)
   Total returns for periods of less than one year are not annualized.
 (B)
   Annualized.
 * From Commencement of Operations January 12, 2001.
** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies with the exception of those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you from the following sources:

     -- Information we receive from you on applications or other forms, such as your name, address and account number.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

To ensure the security and confidentiality of your personal information, Navellier and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site www.navellier.com. In our offices, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.


A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS



Although Navellier writes the commentary for the Emerging Growth, the Blue Chip Growth and the Quantum Growth newsletters, these letters are published and owned by Phillips Publishing. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact Phillips Publishing directly at (800) 539-8216.


HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at
(800) 887-8671.

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(NUMBERS GRAPHIC)

Need To Know More?

The Navellier Millennium Funds

Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within three business days of receipt of request.

      The Navellier Millennium Funds
      c/o Navellier Securities Corp.
      One East Liberty, Third Floor
      Reno, Nevada 89501
      1-800-887-8671
      Internet address: http://www.navellier.com

Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-08995

                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2005

      This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Millennium Funds (the "Fund"), dated May 1, 2005, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501;
Tel: 1-800-887-8671.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................
INVESTMENT OBJECTIVES AND POLICIES.............................................
TRUSTEES AND OFFICERS OF THE FUND..............................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................
THE INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT..............
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................
CAPITAL STOCK AND OTHER SECURITIES.............................................
PURCHASE, REDEMPTION, AND PRICING OF SHARES....................................
TAXES..........................................................................
UNDERWRITERS...................................................................
CALCULATION OF PERFORMANCE DATA................................................
FINANCIAL STATEMENTS...........................................................
APPENDIX.......................................................................

                         GENERAL INFORMATION AND HISTORY

      The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO

This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER INTERNATIONAL GROWTH
PORTFOLIO

This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

OTHER INVESTMENTS

      While under normal circumstances each Portfolio will invest at least 80% of its total assets in equity securities, each Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of each Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, each Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the FBR Fund for Government Investors. FBR National Trust Company is the Fund's Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Trust Company ("Custodian") will only be deposited with the Custodian if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection and deposits in FBR National Trust Company interest bearing accounts have only $100,000 protection. Non-deposit investment products are not insured by the FDIC. They are not deposits or other obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.

     It is anticipated that all of the Portfolios' investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which a Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

      In determining the types of companies which will be suitable for investment by The Navellier Top 20 Portfolio, the Investment Adviser screens over 9,000 stocks, taking into account various fundamental characteristics and basing its stock selection on proprietary analysis using its own concept of modern portfolio theory to select the twenty stocks with the highest ranking. The current Portfolios invest primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Adviser's Top 20 highest rated investment opportunities at the time the Investment Adviser makes its analysis.

      The Navellier International Growth Portfolio will invest in foreign stocks and ADRs. There is no restriction on their market capitalization

      Each Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum.

      None of the Portfolios or the Fund is an underwriter for the securities of other issuers.

LIQUIDITY AND ALLOCATION PROCEDURES


      The Navellier Top 20 Portfolio became effective September 30, 1998. The Navellier International Growth Portfolio was organized June 30, 2000. The Investment Adviser was organized on September 15, 1988. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios.



     Louis Navellier, the owner of the Investment Adviser, Navellier & Associates Inc., also presently manages approximately $2.7 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, also owns other investment advisory entities which manage assets and/or act as sub-advisers, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that it is trading on behalf of its managed accounts and also while other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates, Inc. and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., on behalf of its managed accounts and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates, Inc., on behalf of its managed accounts, places a $25,000 purchase order and the Investment Adviser, on behalf of the Fund, places a $25,000 purchase order for the same stock and only $25,000 worth of stock is available for purchase, the order would be allocated $12,500 of the stock to Navellier & Associates, Inc., on behalf of its managed accounts, and $12,500 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


POTENTIAL MATERIAL CONFLICTS

     Given that the investment methology includes utilization of a "model portfolio" to which all accounts in any given investment strategy are matched, it is assumed that there are no material conflicts of interest in the management of other portfolios. Security selection and acquisition for each portfolio is made based upon a weekly research process. The process includes liquidity constraints built into the analysis in order to accommodate all client portfolios. In the normal course of portfolio management, acquisition and disposition of the same securities for more than one portfolio will occur. Under these conditions, it may not be possible to complete an order of sufficient size for a particular security and thus certain portfolios may have to accept a less favorable price. Navellier's trading policies and procedures are designed with the intent that all clients are treated equitably. The aggregation or blocking of client transactions allows Navellier to execute transactions in a more timely, equitable, and efficient manner and seeks to reduce overall commission charges to clients. Navellier's policy is to aggregate client transactions where possible and when advantageous to clients. In these instances clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. Allocations among clients are made on an objective basis, which may be pro-rata, percentage, group rotation or other method. Where a client has directed transactions to a particular broker-dealer or when Navellier determines combined orders would not be efficient or practical, it is possible that all clients may not receive the same average price for a particular security.

      An investment in shares of a portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. Each Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

      INVESTMENT POLICIES. The following general policies supplement the information contained in the Prospectus. Also following are other types of investments in which each Portfolio may invest.

      CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

      TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

      CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

      UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

      Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

      STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

      The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

      Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

      The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

      While to some extent the risks to the Portfolios of investing in foreign securities may be limited, since the Portfolios (except The Navellier International Growth Portfolio, which may invest up to 100% of its net asset value in foreign securities) may not invest more than 15% of its net asset value in such securities and the Portfolios (except The Navellier International Growth Portfolio) may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

      The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

      INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

      The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:

      1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that each Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

      2. Make cash loans, except that each Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

      3. Make securities loans, except that each Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

      4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although each Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

      5. Invest in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

      6. Purchase securities of companies for the purpose of exercising management or control.

      7. Participate in a joint or joint and several trading account in securities.

      8. Issue senior securities or borrow money, except that each Portfolio may
(i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

      9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

      10. Purchase for each Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will any Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

      11. Invest more than 10% of each Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

PROXY VOTING. The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients; Disclose to clients the adviser's proxy voting policy and provide a copy to clients upon request; and Disclose how clients may obtain voting information from the adviser for the client's securities.

The rule also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for its accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Institutional Shareholder Services' Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.'s complete Proxy Voting Policies and Procedures is available for viewing on our web site at www.navellier.com.

      PORTFOLIO TURNOVER. Each Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The Navellier Top 20 Portfolio's actual turnover rate for 2004 was 118%. The Navellier International Growth Portfolio's actual turnover rate for 2004 was 86%.


The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2004 annual portfolio turnover rate of 300% or more is considered a speculative activity under Wisconsin statutes and could involve relatively greater risks or costs to the Fund.


DISCLOSURE OF PORTFOLIO HOLDINGS


      PUBLIC DISCLOSURE


      The Fund has a policy of not disclosing its securities holdings for any portfolio (except to its agents and employees charged with administering the Fund who in turn are required to keep those holdings confidential) except as made public in its periodic public filings, such as its registration statement, annual and semiannual reports and periodic (usually quarterly) reports to shareholders.


      The information regarding portfolio holdings is disclosed to shareholders and the public no more frequently than quarterly except as it appears on the Funds' website which is available to the public. The Fund and Investment Advisor and their employees and agents do not sell or receive compensation for the disclosure of portfolio holdings. No one is authorized to disclose portfolio holdings except as made available through periodic reports to shareholders or through public filings. The Fund follows the procedure set forth herein and has advised its employees and agents of its portfolio holdings policy. The Chief Compliance Officer and the Board of Trustees exercise oversight of the policy on disclosure of portfolio holdings by reviewing any disclosures of portfolio holdings at its quarterly meetings and or when apprised by the Funds' staff and or Chief Compliance Officer.



      NON-PUBLIC DISCLOSURE



      A. ONGOING: The Fund from time to time makes non-public disclosure of its portfolio holdings to its internal staff and agents charged with managing the Fund such as its Investment Advisor, the Investment Advisor's analysts, portfolio managers, traders and operating officer, its Board of Trustees, its Chief Compliance Officer, its attorney, its Custodian, its Transfer Agent and its accountant and printers. Disclosure is made to these persons before disclosure to the public so that the Fund can manage its assets, trade and hold the securities pursuant to the investment advisor's direction, prepare reports and filings with the Securities and Exchange Commission and prepare financial statements. These persons with an ongoing need to know are given this information only for legitimate business purposes and are told they have a fiduciary duty not to disclose to anyone else and not to trade on this information. It is also implied in their contracts with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.



      B. AD HOC DISCLOSURES: There may from time to time be disclosures on an ad hoc basis on a need to know basis. Before such disclosure is made, the Chief Compliance Officer will be told of the need and will review it and make the disclosure if necessary. These ad hoc disclosures are given only for legitimate business purposes and the persons receiving the information are told they have a fiduciary duty not to disclose the information to anyone else and not to trade on this information. It is also implied in their agreements with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.


      TRUSTEES AND OFFICERS OF THE FUND

      The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund and supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.

      The following information, as of January 1, 2005, is provided with respect to each trustee and officer of the Fund:

      INTERESTED TRUSTEES AND OFFICERS

                      (2)POSITION(S)                                                                 (5)NUMBER OF    (6)OTHER
                        HELD WITH                                              (4)PRINCIPAL         PORTFOLIOS IN   TRUSTEESHIPS
  (1)NAME AND       REGISTRANT AND ITS         (3)TERM OF OFFICE AND       OCCUPATION(S) DURING     FUND OVERSEEN     HELD BY
    ADDRESS            AFFILIATES              LENGTH OF TIME SERVED          PAST FIVE YEARS         BY TRUSTEE      TRUSTEES
  -----------       ------------------         ---------------------       --------------------     -------------  -------------
Louis Navellier(1)  Trustee of The           As long as the Fund is in   Mr. Navellier is and has        2         One, The
47                  Navellier Millennium     existence unless voted out  been the CEO and                          Navellier
One East Liberty    Funds. He was            by 2/3 vote of              President of Navellier &                  Performance
Third Floor         selected as a            shareholders.               Associates Inc., an                       Funds' three (3)
Reno, NV 89501      Trustee at the           Mr. Navellier has served    investment management                     portfolios
                    organizational           as trustee since 1998.      company since 1988; CEO
                    meeting. There are no                                and President of
                    agreements or                                        Navellier Management,
                    understandings                                       Inc., an investment
                    pursuant to which he                                 management company
                    was selected as a                                    since May 10, 1993;
                    trustee or                                           CEO and President
                    officer. Trustee                                     of Navellier
                    of The Navellier                                     International
                    Performance Funds.                                   Management,
                    Mr. Navellier is                                     Inc., an investment
                    also the CEO,                                        management company,
                    President,                                           since May 10,
                    Secretary, and                                       1993; CEO and
                    Treasurer of Navellier                               President of
                    & Associates Inc                                     Navellier Securities
                    a Nevada corporation                                 Corp. since May 10,
                    which is the Investment                              1993; CEO and
                    Adviser to the Fund.                                 President of
                                                                         Navellier Fund
                                                                         Management, Inc., an

                                                                         investment management
                                                                         company, since
                                                                         November 30, 1995;
                                                                         and has been editor
                                                                         of MPT Review from
                                                                         August 1987 to
                                             Mr. Navellier is also       the present and was
                                             CEO President               publisher and editor of
                                             Secretary, and              the predecessor
                                             Treasurer                   investment advisory
                                             of Navellier Securities     newsletter OTC
                                             Corp., the principal        Insight, which he
                                             underwriter of              began in 1980 and
                                             the Fund's shares. Mr.      wrote through July 1987;
                                             Navellier is also CEO       a Trustee of The
                                             and President               Navellier Millennium
                                             of Navellier &              Funds, a mutual
                                             Associates, Inc. owned      fund since family
                                             by Louis Navellier.         since 1998.

      DISINTERESTED TRUSTEES AND OFFICERS

                      (2)POSITION(S)                                                           (5)NUMBER OF         (6)OTHER
                        HELD WITH                                      (4)PRINCIPAL            PORTFOLIOS IN      TRUSTEESHIPS
  (1)NAME AND       REGISTRANT AND ITS     (3)TERM OF OFFICE AND    OCCUPATION(S) DURING       FUND OVERSEEN         HELD BY
    ADDRESS            AFFILIATES          LENGTH OF TIME SERVED      PAST FIVE YEARS           BY TRUSTEE          TRUSTEES
  -----------       ------------------     ---------------------    --------------------       -------------      -------------
Barry Sander        Trustee and            As long as the Fund      Currently retired as of          2            One, The
56                  Chairman of the        is in existence unless   December 1, 1998,                             Navellier
1835 Ashland Mine   Board of Trustees      voted out by 2/3         formerly he was the                           Performance
Road                of the Navellier       vote of shareholders.    President and CEO of Ursa                     Funds'
Ashland, OR 97520   Millennium Funds.      Mr. Sander has served    Major Inc., a stencil                         three (3)
                    He is also a           as trustee since 1998.   manufacturing firm and                        portfolios
                    Trustee and                                     had been for the past
                    Chairman of the                                 nine years.
                    Board of Trustees
                    of the Navellier
                    Performance Funds
                    He was selected as
                    a Trustee at the
                    organizational
                    meeting. There are
                    no agreements or
                    understandings

                    pursuant to which
                    he was selected as
                    a trustee or
                    officer.

Joel Rossman        Trustee of the         As long as the Fund      Currently owner of a               2         One, The
56                  Navellier              is in existence unless   photo framing                                Navellier
2921 California     Millennium Funds.      voted out by 2/3         manufacturing company.                       Performance
San Francisco, CA   He is also a           vote of shareholders.    Formerly he was                              Funds'
94115               Trustee of the         Mr. Rossman has served   President and CEO of                         three (3)
                    Navellier              as trustee since 1998.   Personal Stamp Exchange,                     portfolios
                    Performance Funds.                              Inc., a manufacturer,
                    He was selected as                              designer and distributor
                    a Trustee at the                                of rubber stamp
                    organizational                                  products. He had been
                    meeting. There are                              President and CEO of
                    no agreements or                                Personal Stamp Exchange
                    understandings                                  for the preceding 10
                    pursuant to which                               years.
                    he was selected as
                    a trustee or
                    officer.

Jacques Delacroix   Trustee of the         As long as the Fund      Professor of Business              2         One, The
62                  Navellier              is in existence unless   Administration, Leavy                        Navellier
519 Chestnut        Millennium Funds.      voted out by 2/3         School of Business, Santa                    Performance
Street Santa Cruz,  He is also a           vote of shareholders.    Clara University                             Funds'
CA 95060            Trustee of the         Mr. Delacroix has        (1983-present)                               three (3)
                    Navellier              served as trustee                                                     portfolios
                    Performance Funds.     since 1998.
                    He was selected as
                    a Trustee at the
                    organizational
                    meeting. There are
                    no agreements or
                    understandings
                    pursuant to which
                    he was selected as
                    a trustee or
                    officer.

----------

(1) This person is an interested person affiliated with the Investment Adviser.

      The Board of Trustees has an audit committee, consisting of all the trustees, charged with reviewing the financial affairs of the Fund and the financial reports presented to and prepared for the Fund. The audit committee consists of all of the Trustees of the Fund. It meets quarterly. It met four times in the 2004 fiscal year.

                                    OFFICERS

      The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's three (3) disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

      The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

      The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                               COMPENSATION TABLE

                               INTERESTED TRUSTEES

                                 (2)AGGREGATE
                                 REMUNERATION
                                     FROM
                                 REGISTRANT AND       (3)PENSION OR                        (5)TOTAL
                                  FUND COMPLEX         RETIREMENT       (4)ESTIMATED     COMPENSATION
                                 FOR THE FISCAL         BENEFITS           ANNUAL          FROM FUND
       (1)NAME AND                 YEAR ENDED          ACCRUED AS         BENEFITS         AND FUND
    CAPACITY IN WHICH             DECEMBER 31,           PART OF            UPON         COMPLEX PAID
  REMUNERATION RECEIVED               2004            FUND EXPENSES      RETIREMENT       TO TRUSTEES
  ---------------------          --------------       -------------     ------------     ------------
Louis G. Navellier,                  $0.00                 $0                N/A              $0
Trustee, President, Chief
Executive Officer, and
Treasurer
Arjen Kuyper,                        $0.00                 $0                N/A              $0
(former Trustee)

                             DISINTERESTED TRUSTEES

Barry Sander, Trustee          $         12,000       $           0     N/A              $     12,000
Joel Rossman, Trustee          $         12,000       $           0     N/A              $     12,000
Jacques Delacroix, Trustee     $         12,000       $           0     N/A              $     12,000

OFFICERS' AND DIRECTORS' OWNERSHIP OF FUND SHARES

      As of December 31, 2004 the trustees and officers combined owned less than 1% of any class of shares of the Fund except Louis Navellier who owned 12.94% of the Navellier International Growth Portfolio (Class A). The dollar range of equity securities owned by each Director in the Fund and the fund complex was as follows:

                        INTERESTED TRUSTEES AND OFFICERS

                       DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                      EQUITY SECURITIES         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                         IN THE FUND            DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                      -----------------     --------------------------------------------------
Louis G. Navellier     Over $100,000                         Over $100,000
Arjen Kuyper                None                           $10,001 - $50,000
(former Trustee)

                       DISINTERESTED TRUSTEES AND OFFICERS

                      DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                     EQUITY SECURITIES       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                        IN THE FUND          DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                     -----------------    --------------------------------------------------
Barry Sander              None                                 None
Joel Rossman              None                                 None
Jacques Delacroix         None                           $10,001 - $50,000

      * "Family of Investment Companies" consists of all mutual funds advised by Navellier & Associates, Inc.

      The following table shows the ownership (or lack of ownership) interest by Disinterested Trustees in the Investment Advisor and or the Underwriter to the
Fund:

                      (2) NAME OF OWNER AND                  4)TITLE    (5) VALUES OF    (6) PERCENT
(1) NAME OF TRUSTEE  RELATIONSHIP TO TRUSTEE   (3) COMPANY   OF CLASS     SECURITIES       OF CLASS
Barry Sander                  N/A                  None        N/A           N/A             N/A
Joel Rossman                  N/A                  None        N/A           N/A             N/A
Jacques Delacroix             N/A                  None        N/A           N/A             N/A

      None of the disinterested trustees or their family members had any business transactions with the Fund, any officer of the Fund, any investment companies having the same investment adviser or underwriter as the Fund or any entity or person in control of or under common control with them during the past two years, except for the trustee fees (under $60,000) received as a Trustee of the Navellier Performance Funds and as a Trustee of the Navellier Millennium Funds.


      In determining the compensation (advisory fee) approved for the Investment Adviser for 2004, the Board of Trustees considered and reviewed the compensation paid to other advisers with similar styles and their performance, Navellier's high volume trading activities charge, the fact that Navellier Management, Inc. had a unique and proprietary investment style, that the investors presumably chose to invest in this Fund because of Navellier Management, Inc.'s specific investment style, the adviser's past performance and projected future performance and its past and future willingness to waive reimbursement of costs advanced, thereby effectively reducing its fees. The Board of Trustees also considered the fact that the Investment Advisor has waived hundreds of thousands of dollars in reimbursement.


COMPENSATION TABLE

      None of the trustees received compensation in excess of $60,000 in fiscal 2004 for being a trustee.

                                        Pension of Retirement                         Total Compensation
                         Aggregate            Benefit           Estimated  Accrual    From Fund and Fund
   Name of Person      Compensation         Accrued As            Benefits upon         Complex Paid to
      Position          from Fund      Part of Funds Expenses       Retirement              Trustees
Louis Navellier(1)       $     0(1)              $ 0                   $ 0              $      0
Trustee
Arjen Kuyper (2)         $     0                 $ 0                   $ 0              $      0
(Chief Operating
Officer of the
Investment
Advisor.)
Samuel Kornhauser        $25,000                 $ 0                   $ 0              $ 75,000(3)
(legal counsel to the
Fund and Chief
Compliance Officer)


(1) Mr. Navellier is a portfolio manager and owner of the investment advisor. He was not paid by the Fund. The investment advisor paid him profits from its diversified operations which include performing advisory services for the Fund.

(2) Mr. Kuyper is COO of the investment advisor and is paid by the advisor for various duties and does not receive specific compensation for services provided to the Fund by the investment advisor.

(3) Mr. Kornhauser receives an annual $25,000 retainer from the Navellier Millenium Funds and a $50,000 retainer from the Navellier Performance Funds for legal services to each Fund.


      PORTFOLIO MANAGER COMPENSATION.

      Louis Navellier receives approximately 4.5% of the management fees received by the Advisor from the Fund and receives the net profits, if any, from the ongoing business of the Investment Advisor and of the Distributor. From time to time Mr. Navellier may elect to forgo receiving any compensation from revenues received by the Advisor from the International Growth Portfolio and the Top 20 Portfolio.



      Michael Garaventa receives a base salary and incentive compensation. The incentive compensation is equal to 2.25% of the management fees received by the Advisor from the Top 20 Portfolio.



      Phillip Mittledorf receives a base salary and incentive compensation. The incentive compensation is equal to 2.25% of the management fees received by the Advisor from the International Growth Portfolio.



      James O'Leary receives a base salary and incentive compensation. The incentive compensation is equal to approximately 10% of the management fees received by the Advisor from the International Growth Portfolio.



      OWNERSHIP OF TRUST SHARES. Louis Navellier or his family owns 11,940 shares of the Top 20 Portfolio and 10,194 shares of the International Growth Portfolio. James O'Leary, the portfolio manager of the International Growth Portfolio, owns 1,270 shares of the International Growth Portfolio. Michael Garaventa, the assistant portfolio manager for the Top 20 Portfolio, owns no shares of any Portfolio. Phillip Mittledorf, the assistant portfolio manager of the International Growth Portfolio owns 627 shares of the International Growth Portfolio.

Sales Loads

      There were (no) sales loads discounted or eliminated for any trustees or affiliated persons in 2004.

Code of Ethics

      The Fund and its investment advisers have a Code of Ethics which allows the personnel, subject to the Code of Ethics, to invest in securities and which allows investments in securities purchased by the Fund on a restricted and deferred basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      On September 3, 1998, in order to fulfill the requirements of Section 14(a) (1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the then only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares). Mr. Navellier is no longer a control person.

      As of December 31, 2004, the following persons owned over 5% of the shares of the following classes of portfolios:

      Navellier Top 20, Class A:

            Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held in street name for the benefit of its customers 9.69% of the shares of the Navellier Top 20 Portfolio, Class A shares.

      Navellier Top 20, Class B:

            Resources Trust Company, P.O. Box 5900, Denver, CO 80217 held for the benefit of its customers 5.11%. Navellier Top 20, Class C:

            Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, N.Y. 11201 held for the benefit of its customers 8.89%.

            RBC Dain Raucher, 3533 Amberacres Drive 309E, Cincinnati, OH 45237 held for the benefit of its customers 8.94%.

      Navellier International Growth, Class A:

            NFSC FEBO, 1 Doncaster Lane, Bluffton, SC 29909 was the beneficial owner of 8.06%.
            Columbia Trust Company, 1301 SW Fifth Ave., Portland, OR 97201 held for the benefit of its customers 36.03%. Ownership of over 25% is presumed to be control.

            Louis Navellier, One East Liberty, Third Floor, Reno, NV 89501 held 12.94%.

      Navellier International Growth, Class B:

            Donaldson Lufkin Jenerette, P.O. Box 2052, Jersey City, N.J. 07303 held for the benefit of its customers 9.08%.

            First Clearing Corp., 191 Crystal Ave., Staten Island, N.Y. 10302 held for the benefit of its customers 36.31%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., 10 Sherwood Court, Halmdel, N.J. 07733 held for the benefit of its customers 48.75%. Ownership of over 25% is presumed to be control.

      Navellier International Growth Class C:

            First Clearing Corp., Vacaville, CA 95687 and Grand Junction, CO 81505 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., Vacaville, CA 95687 and Grand Junction, CO 81505 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

            First Clearing Corp., 1212 Red Oak Ct., Vacaville, CA 95687 held for the benefit of its customers 33.33%. Ownership of over 25% is presumed to be control.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER


      Navellier & Associates, Inc.("N&A") acts as the Investment Adviser to each Portfolio of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.


      The Investment Adviser is owned and controlled by Louis G. Navellier (its principal stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

      For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Fees and Expenses of the Portfolio" in the Prospectus.

      (a) THE INVESTMENT ADVISER


      The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in 1988 and advises this Fund and The Navellier Performance Funds.


      (i)The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                           SHARES OF OUTSTANDING STOCK          PERCENTAGE OF
     NAME                   OF THE INVESTMENT ADVISER         OUTSTANDING SHARES
     ----                  ---------------------------        ------------------
Louis G. Navellier                   ----                             99.86%

      (ii)The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:


                 NAME                                                             POSITION
                 ----                                                             --------
Louis G. Navellier                                  Trustee and one of the Portfolio Managers of the Fund; Director, CEO,
                                                    President, Secretary, and Treasurer of Navellier Management, Inc.,;
                                                    Director, President, CEO, Secretary, and Treasurer of Navellier Securities
                                                    Corp.; Trustee and one of the Portfolio Managers of The Navellier
                                                    Performance Funds.

Jim O' Leary                                        Portfolio Manager of the International Growth Portfolio of The Navellier
                                                    Millennium Funds

Michael Garaventa                                   Assistant Portfolio Manager of one of the portfolios of The Navellier
                                                    Millennium Funds

Michael Borgen                                      One of the Portfolio Managers of The Navellier Performance Funds

Phillip Mittledorf                                  Assistant Portfolio Manager of one of the portfolios of the Navellier
                                                    Millennium Funds

Shawn Price                                         Assistant Portfolio Manager of one of the portfolios of the Navellier
                                                    Performance Funds

Arjen Kuyper                                        Trustee and Treasurer of the Fund; Treasurer of The Navellier Performance
                                                    Funds; Chief Operating Officer for Navellier Management, Inc.

Samuel Kornhauser                                   Legal counsel to the Fund and to the independent Trustees, Chief Compliance
                                                    Officer


      (iii)The annual management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund are payable monthly and are based upon 1.00% of the average daily net assets of each of the Portfolios of the Fund. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time and has agreed to do so for fiscal 2005.

Navellier Management, Inc. (the former investment adviser) was paid investment advisory fees for each of the Portfolios in the following amounts for the periods ended December 31, 2004, December 31, 2003 and December 31,
2002, respectively:

  2004          Navellier Top 20 Portfolio                                                            $   123,066.00
  ----          --------------------------                                                            --------------
  2003          Navellier Top 20 Portfolio                                                            $   145,270.83
  2002          Navellier Top 20 Portfolio                                                            $   224,695.00

  2004          Navellier International Growth Portfolio                                              $     7,754.00
  ----          ----------------------------------------                                              --------------
  2003          Navellier International Growth Portfolio                                              $    13,397.91
  2002          Navellier International Growth Portfolio                                              $   310,311.00

    The investment Adviser has agreed for the following years to waive reimbursement of all or a portion of the expenses advanced by it on behalf of each Portfolio as necessary so that the total operating expenses of each respective portfolio do not exceed the following "Expense Discount" amounts:

                PORTFOLIO                                                   EXPENSE DISCOUNT                          YEAR(S)
       Navellier Top 20
       (Class A Shares)                                                           1.50%                                2005
       (Class B Shares)                                                           2.25%                                2005
       (Class C Shares)                                                           2.25%                                2005

       Navellier International Growth
       (Class A Shares)                                                           1.50%                                2005
       (Class B Shares)                                                           2.25%                                2005
       (Class C Shares)                                                           2.25%                                2005

      During the period ended December 31, 2004, the Investment Adviser paid operating expenses of $ 283,942 for the Navellier Top 20 Portfolio and $ 181,521 for the Navellier International Growth Portfolio. The Investment Adviser may seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. Under the operating expense agreement during fiscal 2004, the Investment Adviser requested, and the Navellier Top 20 Portfolio reimbursed $253,359 and the Navellier International Growth Portfolio reimbursed $ 179,591. During fiscal 2003, the Investment Advisor paid $248,590 and $134,806 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $76,610 and $54,136 respectively. During fiscal 2002, the Investment Advisor paid $228,653 and $112,059 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $56,173 and $2,917 respectively. Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

      The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

            (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of 0.25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Integrated Fund Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

      In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

      The Investment Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

      The Investment Adviser advanced the Fund's organizational expenses but agreed not to seek reimbursement of those expenses. The Fund has agreed to reimburse the Investment Adviser for other expenses (but not organizational expenses) it advances, without interest, by the end of the applicable Fund year, however the Investment Adviser can elect by the end of the applicable Fund year to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

      The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel and access persons from selling securities in which the Fund has invested until after the Fund has sold its investment in those securities.

      Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      (b) THE DISTRIBUTOR

      The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to each Portfolio's Distribution Agreement. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLAN

      THE DISTRIBUTION PLANS

      Each Portfolio has adopted Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio's Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts that such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are paid pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Portfolio directly. The 12b-1 Plans for such Portfolios also covers payments by the Distributor and

Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under such 12b-1 Plans for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under such 12b-1 Plans for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others. During fiscal 2004, the Fund paid $63,676 in 12b-1 fees. The Fund believes the 12b-1 plans benefit the Fund and the shareholders by broadening the distribution channels for the sale of the Funds' portfolios thereby potentially increasing sales and the amount invested in the Fund which potentially decreases the operating expenses and may result in economies of scale which could decrease the Funds' costs and could increase the returns to investors.

      In addition to 12b-1 fees, investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.

      (c) THE CUSTODIAN

      FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities. It is responsible for retaining custody of the assets of the Fund.

      (d) TRANSFER AGENT

Integrated Fund Services, Inc., 221 E. 4th Street, Suite 300, Cincinnati, OH 45202, serves as the transfer agent to the Fund and in such capacity maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Fund has entered into an agreement with Integrated Fund Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.

      (e) LEGAL COUNSEL

      The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund and to the independent Trustees.

      (f) INDEPENDENT PUBLIC ACCOUNTANT

      Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is a certified public accounting firm which is the independent public accountant for the Fund. It prepares the audited annual financial statements and the annual and semi annual reports for the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


      In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund. During 2004 the former Investment Adviser entered into no such "Soft dollar" transactions with any brokers.






      If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

      The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

      Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

      The Investment Adviser presently receives an annual 1.00% fee for investment management of each Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

      The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

      During fiscal 2004, 2003, and 2002 the Fund paid aggregate brokerage commissions of $21,904, $53,758 and $72,682 respectively.


      During fiscal 2004, the Fund directed $0 in brokerage transactions to brokers in exchange for soft dollar credits.

HOW DEALERS ARE COMPENSATED

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT


Dealers are paid some or all of a 12b-1 fee for servicing their clients investment in the Navellier Millennium Funds.

They receive a service fee depending on the average net asset value of the shares their clients hold in the Navellier Millennium Funds. These fees are paid from the 12b-1 fee deducted from the applicable Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service.

                       CAPITAL STOCK AND OTHER SECURITIES

      The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

The Fund is a no load fund as of May 1, 2005. There is now only one class of shares (class A) for each Portfolio.

                              DESCRIPTION OF SHARES

      The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of two (2) Portfolios, the Navellier Top 20 Portfolio and, The Navellier International Growth Portfolio, which are described herein.

      The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

      All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

      Shares of each Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

      Investments in each Portfolio can be made directly to the Distributor or through the transfer agent--Integrated Fund Services, Inc.--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:


      The Navellier Millennium Funds c/o Integrated Fund Services, P O Box 5354, Cincinnati, OH 45201-5354.


      Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

      Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE PORTFOLIOS

      The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

      If an order for shares of the Portfolio is received by the Transfer Agent before 4:00 p.m. New York Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day. Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

      The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the net asset value next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchased directly from the Fund will be free of any transaction charges.

      Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

      Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent.

      Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386, or their broker dealer.

      REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

      The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE


You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.


FURTHER REDEMPTION INFORMATION

      Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

      The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

      Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.


      Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the FBR Fund for Government Investors, a regulated investment company administered by FBR National Trust Company, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds. A redeeming Shareholder who instructs the Fund to deposit the redeemed assets into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets.


      DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

      VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the investment adviser subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees. The net asset value ("NAV") of a share is calculated by dividing the total value of all assets of a portfolio by the total number of outstanding shares.

EXCHANGE PRIVILEGES

      Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted, with a limit of two (2) exchanges per quarter. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. There is a limit of eight (8) exchanges per year, i.e., two (2) exchanges per quarter (90 day period). Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. Eastern Time will be effected at the next determined net asset value.


EXCESSIVE TRADING


      The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will limit or terminate your exchange privileges or will not accept future investments from you if you engage in excessive trading. More than two (2) exchanges in a quarter (90 day period) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading.


REDEMPTION FEE


- The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days.





- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by laws or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.

- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds', including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

MARKET TIMING

      The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the Fund including among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolios, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios' securities trade and the close of the U.S. markets, which is when the portfolios' share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities, For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolios' share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.


      The Navellier Millennium Funds portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures set forth herein and administered through the Transfer Agent and the Fund's staff and reviewed periodically by the chief compliance officer and Board of Trustees for compliance, and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.


      The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.

      The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

      The portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance the intermediaries have policies to prevent market timing.

      The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)

                                      TAXES

      In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

      Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

      If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                           DIVIDENDS AND DISTRIBUTIONS

      All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

      Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

      If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

      The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

      Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)


      In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 28% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.


      Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

      Dividends paid out of net investment income and net short-term capital gains of a portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

      Dividends paid out of the net capital gain of a portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

      All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

      Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

      The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a portfolio may be treated as a dividend.

      If a redemption is treated as a sale or exchange, the shareholder will generally realize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

      The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

      On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

      Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

      The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

      Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

      The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

      The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

      The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to distribution agreements as amended, beginning August 26, 1999.

The Distributor has been selling the Fund's Navellier Top 20 Portfolio shares since August 26, 1999 (prior to that date, shares had been distributed through GSG Securities, Inc. ) and, the Navellier International Portfolio since September 5, 2000.

      The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent."

      The aggregate amount of underwriting commissions for fiscal 2004, 2003 and 2002 were $28,305, $11,227 and $17,748 respectively. The aggregate amounts retained by the underwriter for each of those years was $28,228, $11,047 and $17,718 respectively.

      The following table sets forth the remuneration received by the Distributor and prior distributor for the period ended December 31,2004.

                                                                NET
                                                           UNDERWRITING
                                                           DISCOUNTS AND       COMPENSATION        BROKERAGE          OTHER
        UNDERWRITER                                         COMMISSIONS       ON REDEMPTIONS      COMMISSIONS     COMPENSATION*
-------------------------                                  -------------      --------------      -----------     ------------
NAVELLIER SECURITIES CORP.                                   $ 0                  $28,023             $282           $63,676

----------
*     Other Compensation refers to 12b-1 fees received.

      Selected brokers and dealers were paid annual 12b-1 fees of 0.25% of the value of Class A shares of the Navellier Top 20 Portfolio and of the value of Class A shares of the Navellier International Growth Portfolio they sold or had previously sold. They were paid annual 12b-1 fees of 1% of the value of Class B and Class C shares of the Navellier Top 20 Portfolio and the Navellier International Growth Portfolio they sold or had previously sold.

                         CALCULATION OF PERFORMANCE DATA

      Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio, return after taxes on distributions only or return after taxes on distributions and sale of Fund shares. The performance information on all three categories is set forth in the prospectus and is as follows:


                                                                                          RETURN
                                                                    RETURN              AFTER TAXES
                                                                  AFTER TAXES        ON DISTRIBUTIONS
                NAVELLIER TOP 20                 RETURN         ON DISTRIBUTIONS         AND SALE OF        RUSSELL
               PORTFOLIO A SHARES             BEFORE TAXES*           ONLY*              FUND SHARES      3000 GROWTH
-------------------------------------------   ------------      ----------------     -----------------    -----------
One Year(3)................................       3.35%               3.35%                 2.18%             6.93%
Five Years.................................      -6.85%              -7.47%                -5.77%            -8.87%
Since Inception
  (annualized)(1)..........................       7.23%               6.31%                 6.10%             0.99%



* The performance figures do not include the Fund's former maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares.

      The index returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                                                                                       ANNUALIZED
                                                                                   ONE YEAR(3)                       SINCE INCEPTION
                                                                                   -----------                       ---------------
Russell 3000 Growth Index (2).......................................                 30.97%                               0.10%



(1) The effective date of the Navellier Top 20 Portfolio Class A Shares was September 30, 1998. Performance was measured against the Russell 3000 Growth Index from September 30, 1998 through December 31, 2004.






(2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.






(3)   For the year ending December 31, 2004.



                                                                           RETURN AFTER          RETURN AFTER TAXES         MSCI
              NAVELLIER INTERNATIONAL                     RETURN             TAXES ON             ON DISTRIBUTIONS         E.A.F.E
             GROWTH PORTFOLIO A SHARES                 BEFORE TAXES*    DISTRIBUTIONS ONLY*    AND SALE OF FUND SHARES      INDEX
---------------------------------------------------    ------------     ------------------     -----------------------      -----
One Year(3)........................................       14.29%              14.29%                    9.29%               20.70%
Since Inception (annualized)(1)....................       -4.70%              -4.78%                   -3.96%                0.52%



* The performance figures do not include the Fund's former maximum 4.95% front end sales load deduction. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for other classes of Fund shares may vary. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                                                                                ANNUALIZED
                                                                                                                   SINCE
                                                                                   ONE YEAR(5)                   INCEPTION
                                                                                   -----------                   ---------
MSCI EAFE Index (2)................................................                  39.16%                       4.87%


(1) The effective date of the Navellier International Growth Class A Shares was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2004.

(2) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.



(3)   For the year ending December 31, 2004.


      The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                               P (1 + T)(n) = ERV

To Calculate the Average Annual Total Return (After Taxes on Distributions) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1+T)(n) = ATV(D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

To Calculate the Average Annual Total Return (After Taxes on Distributions and Redemption) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1 + T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

The Navellier Top 20 Portfolio (Class A shares) had a total return of 41.53% for the year ended December 31, 2004; 40.53% for the Class B shares and 40.60% for Class C shares. The Navellier International Growth Portfolio (Class A shares) had a total return of 35.82% for the year ended December 31, 2004; 34.92% for the Class B shares; and 35.39% for Class C shares.

      Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the investable U.S. equity market.

      As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.

      The Fund hereby incorporates by this reference the Fund's Annual Report for the period ended December 31, 2004.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004
TOP 20 PORTFOLIO

(SECTOR WEIGHTINGS BAR CHART)

Industrial                                                                       14.1
Oil/Gas                                                                          13.9
Apparel/Footwear Retail                                                          10.8
Technology                                                                        9.9
Health Services                                                                   9.8
Computer Software & Services                                                      6.5
Wireless Telecommunications                                                       6.1
Distribution/Wholesale                                                            5.3
Real Estate Investment Trust                                                      5.2
Tools & Hardware                                                                  4.8
Chemicals                                                                         4.5
Telecommunication Equipment                                                       3.5
Food/Beverages                                                                    3.1
Short-Term Investments                                                            2.5

---------------------------------------------------------
  Shares                                    Market Value
---------------------------------------------------------
COMMON STOCKS -- 97.7%
APPAREL/FOOTWEAR RETAIL -- 10.8%
     17,300  Aeropostale, Inc.*            $      509,139
     14,420  Urban Outfitters, Inc.*              640,248
                                           --------------
                                                1,149,387
                                           --------------
CHEMICALS -- 4.6%
      9,700  Georgia Gulf Corp.                   483,060
                                           --------------
COMPUTER SOFTWARE AND SERVICES -- 6.5%
     18,260  Autodesk, Inc.                       692,967
                                           --------------
DISTRIBUTION/WHOLESALE -- 5.3%
     31,960  Navarre Corp.*                       562,496
                                           --------------
FOOD/BEVERAGES -- 3.1%
      7,690  Sanderson Farms, Inc.                332,823
                                           --------------
HEALTH SERVICES 9.8%
     22,420  Palomar Medical
               Technologies, Inc.*                584,490
     22,420  Ventiv Health, Inc.*                 455,574
                                           --------------
                                                1,040,064
                                           --------------
INDUSTRIAL -- 14.1%
     10,910  Commercial Metals Company            551,609
      5,600  Cummins, Inc.                        469,224
      9,975  FMC Corp.*                           481,792
                                           --------------
                                                1,502,625
                                           --------------
OIL/GAS -- 13.9%
     10,100  Southwestern Energy Company*         511,969
     14,035  Tsakos Energy Navigation
               Ltd.                               502,313
     10,125  Valero Energy Corp.                  459,675
                                           --------------
                                                1,473,957
                                           --------------
REAL ESTATE INVESTMENT TRUST -- 5.2%
     15,285  General Growth Properties,
               Inc.                               552,706
                                           --------------

---------------------------------------------------------
  Shares/
 Par Value                                  Market Value
---------------------------------------------------------
TECHNOLOGY -- 9.9%
      9,680  Adobe Systems, Inc.           $      607,323
     17,110  Symantec Corp.*                      440,754
                                           --------------
                                                1,048,077
                                           --------------
TELECOMMUNICATION EQUIPMENT -- 3.6%
      9,090  Plantronics, Inc.                    376,962
                                           --------------
TOOLS & HARDWARE -- 4.8%
     12,185  Briggs & Stratton Corp.              506,652
                                           --------------
WIRELESS TELECOMMUNICATIONS -- 6.1%
     17,775  AO Vimpelcom Sponsored ADR*          642,389
                                           --------------
TOTAL COMMON STOCKS
  (COST $7,886,813)                            10,364,165
                                           --------------
SHORT-TERM INVESTMENTS 2.5%
MONEY MARKET FUNDS -- 0.0%
        614  FBR Fund for Government
               Investors                              614
                                           --------------
GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
   $261,000  Freddie Mac Discount Note
               1.5% due 1/3/05                    260,967
                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $261,581)                                 261,581
                                           --------------
TOTAL INVESTMENTS -- 100.2%
  (COST $8,148,394)                            10,625,746
Liabilities in Excess of Other
  Assets -- (0.2%)                                (16,926)
                                           --------------
NET ASSETS -- 100.0%                       $   10,608,820
                                           ==============

---------------

* Non-income producing.

ADR -- American Depository Receipts

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004 (continued)

INTERNATIONAL GROWTH PORTFOLIO

(SECTOR WEIGHTINGS BAR CHART)

Banking                                                                          14.5
Computer Equipment, Software & Services                                          14.0
Telecommunications Equipment and Services                                        10.8
Electronics                                                                       8.3
Telecommunications                                                                7.2
Insurance                                                                         7.1
Pharmaceuticals                                                                   6.4
Semiconductors & Related                                                          6.3
Oil & Gas Services                                                                5.9
Industrial                                                                        4.5
Short-Term Investments                                                            3.3
Building & Construction                                                           2.9
Biotechnology & Drugs                                                             2.7
Financial Services                                                                2.2
Software                                                                          1.8
Metals                                                                            1.4
Automobiles                                                                       0.7

-------------------------------------------------------
  Shares                                   Market Value
-------------------------------------------------------
COMMON STOCKS -- 94.6%
AUTOMOBILES -- 0.7%
       225  HONDA MOTOR CO., LTD (Japan)   $      5,864
                                           ------------
BANKING -- 14.1%
     1,075  ABN AMRO Holding NV ADR
              (Netherlands)                      28,595
       680  Credit Suisse Group ADR
              (Switzerland)*                     28,688
       240  HSBC Holdings plc ADR (United
              Kingdom)                           20,434
       310  UBS AG ADR (Switzerland)             25,990
       145  Westpac Banking Corp.
              (Australia)                        11,010
                                           ------------
                                                114,717
                                           ------------
BIOTECHNOLOGY & DRUGS -- 2.6%
       390  Novo-Nordisk ADR (Denmark)           21,161
                                           ------------
BUILDING & CONSTRUCTION -- 2.9%
       575  Chicago Bridge & Iron Co. NV
              ADR (Netherlands)                  23,000
                                           ------------
COMPUTER EQUIPMENT, SOFTWARE & SERVICES -- 13.7%
       325  Dassault Systemes S.A. ADR
              (France)                           16,403
       450  Logitech International S.A.
              ADR (Switzerland)*                 27,337
       560  NDS Group plc ADR (United
              Kingdom)*                          19,084
       555  SAP AG ADR (Germany)                 24,537
       420  Trend Micro, Inc. ADR (Japan)        22,953
                                           ------------
                                                110,314
                                           ------------
ELECTRONICS -- 8.1%
       395  Canon, Inc. ADR (Japan)              21,433
       195  Hitachi, Ltd. ADR (Japan)            13,539
       820  Matsushita Electric
              Industrial Co., Ltd. ADR
              (Japan)                            13,161
       445  SONY CORPORATION ADR (Japan)         17,337
                                           ------------
                                                 65,470
                                           ------------
FINANCIAL SERVICES -- 2.2%
     1,200  Nomura Holdings, Inc. (Japan)        17,472
                                           ------------
INDUSTRIAL -- 4.3%
       390  BOC Group plc ADR (Britain)          14,894
       215  E. ON AG ADR (Germany)               19,565
                                           ------------
                                                 34,459
                                           ------------

-------------------------------------------------------
  Shares                                   Market Value
-------------------------------------------------------
INSURANCE -- 7.0%
     1,065  Aegon N.V. (Netherlands)       $     14,601
       740  Axa ADR (France)                     18,315
       770  ING Groep NV ADR
              (Netherlands)                      23,293
                                           ------------
                                                 56,209
                                           ------------
METALS -- 1.4%
       230  Alcan, Inc. ADR (Canada)             11,279
                                           ------------
OIL & GAS SERVICES -- 5.8%
       230  BP Amoco plc ADR (Britain)           13,432
       220  PetroChina Co. Ltd. ADR
              (China)                            11,812
     1,340  Statoil ASA ADR (Norway)             21,279
                                           ------------
                                                 46,523
                                           ------------
PHARMACEUTICALS -- 6.3%
       290  Alcon, Inc. ADR (Switzerland)        23,375
       460  GlaxoSmithKline plc ADR
              (Britain)                          21,799
       190  Teva Pharmaceutical
              Industries Ltd. (Israel)            5,673
                                           ------------
                                                 50,847
                                           ------------
SEMICONDUCTORS & RELATED -- 6.2%
     3,240  ARM Holdings plc ADR (United
              Kingdom)                           19,991
       640  ATI Technologies, Inc. ADR
              (Canada)*                          12,410
     2,027  Taiwan Semiconductor
              Manufacturing Company Ltd.
              ADR (Taiwan)                       17,209
                                           ------------
                                                 49,610
                                           ------------
SOFTWARE -- 1.7%
       545  Business Objects ADR
              (France)*                          13,810
                                           ------------
TELECOMMUNICATIONS -- 7.1%
       250  America Movil ADR (Mexico)           13,088
       465  China Telecom Corp. Ltd. ADR
              (China)                            17,112
     1,625  Hellenic Telecommunications
              Organization ADR (Greece)          14,300
       565  SK Telecom Co., Ltd. ADR
              (South Korea)                      12,571
                                           ------------
                                                 57,071
                                           ------------

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 2004 (continued)

            INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------
  Shares                                   Market Value
-------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 10.5%
       935  Alcatel ADR (France)*          $     14,614
     1,120  Nokia Oyj ADR (Finland)              17,550
       400  Swisscom AG (Switzerland)            15,812
       650  Telefonaktiebolaget LM
              Ericsson ADR (Sweden)*             20,469
       605  Vodafone Group plc ADR
              (United Kingdom)                   16,565
                                           ------------
                                                 85,010
                                           ------------
TOTAL COMMON STOCKS
  (COST $571,236)                               762,816
                                           ------------
-------------------------------------------------------
 Shares/
Par Value                                  Market Value
-------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
MONEY MARKET FUNDS -- 0.1%
       994  FBR Fund for Government
              Investors                    $        994
                                           ------------
GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
   $25,000  Freddie Mac Discount Note
              1.5% due 1/3/05                    24,997
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $25,991)                                 25,991
                                           ------------
TOTAL INVESTMENTS -- 97.8%
  (COST $597,227)                               788,807
Other Assets in Excess of
  Liabilities -- 2.2%                            17,853
                                           ------------
NET ASSETS -- 100.0%                       $    806,660
                                           ============

---------------

* Non-income producing.

ADR -- American Depository Receipts

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

                                                                               INTERNATIONAL
                                                                  TOP 20          GROWTH
                                                                PORTFOLIO        PORTFOLIO
 ASSETS
   Securities at Cost........................................  $  8,148,394      $597,227
                                                               ------------      --------
   Securities at Value (Note 1)..............................  $ 10,625,746      $788,807
   Investment Income Receivable (Note 1).....................         3,622           947
   Receivable for Shares Sold................................            --           800
   Receivable for Securities Sold (Note 1)...................            --        13,893
   Receivable from Investment Adviser........................        14,187        22,322
   Other Assets..............................................         8,049        11,764
                                                               ------------      --------
     Total Assets............................................    10,651,604       838,533
                                                               ------------      --------
 LIABILITIES
   Payable for Shares Redeemed...............................           551         2,415
   Distribution Fees Payable (Note 3)........................           288            19
   Trustee Fee Payable.......................................         4,500         4,500
   Other Liabilities.........................................        37,445        24,939
                                                               ------------      --------
     Total Liabilities.......................................        42,784        31,873
                                                               ------------      --------
 NET ASSETS..................................................  $ 10,608,820      $806,660
                                                               ============      ========
 NET ASSETS CONSIST OF:
   Paid-in Capital applicable to:
     A Class.................................................  $ 13,713,983      $555,202
     B Class.................................................     5,600,096       134,421
     C Class.................................................     3,478,043           409
   Accumulated Net Realized Loss on Investments..............   (14,660,654)      (74,952)
   Net Unrealized Appreciation of Investments................     2,477,352       191,580
                                                               ------------      --------
 NET ASSETS..................................................  $ 10,608,820      $806,660
                                                               ============      ========
 PRICING OF CLASS A SHARES
 Net assets attributable to Class A shares...................  $  7,095,433      $609,277
 Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value).....       547,339        78,552
 Net asset value and redemption price per share..............  $      12.96      $   7.76
 Maximum offering price per share............................  $      13.63      $   8.16
 PRICING OF CLASS B SHARES
 Net assets attributable to Class B shares...................  $  2,221,543      $191,012
 Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value).....       179,082        24,818
 Net asset value, offering price and redemption price per
   share.....................................................  $      12.41      $   7.70
 PRICING OF CLASS C SHARES
 Net assets attributable to Class C shares...................  $  1,291,844      $  6,371
 Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value).....       103,991           827
 Net asset value, offering price and redemption price per
   share.....................................................  $      12.42      $   7.70

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

                                                                            INTERNATIONAL
                                                                TOP 20         GROWTH
                                                               PORTFOLIO      PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $   2,266      $     200
   Dividends (A) (Note 1)....................................    132,723         12,133
                                                               ---------      ---------
     Total Investment Income.................................    134,989         12,333
                                                               ---------      ---------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................    123,066          7,754
   Accounting and Pricing Fees...............................     97,000         96,000
   Distribution Plan Fees (Note 3)
     Class A Shares..........................................     20,882          1,499
     Class B Shares..........................................     25,420          1,702
     Class C Shares..........................................     14,115             57
   Transfer Agent fees
     Class A Shares..........................................     30,000          1,050
     Class B Shares..........................................      7,000            150
     Class C Shares..........................................      6,500            100
   Printing Expense..........................................     35,000          2,800
   Professional Fees.........................................     30,500         30,500
   Trustees' Fees............................................     18,000         18,000
   Custodian Fees............................................     17,400          8,710
   Administrative Services Fee...............................     12,043            729
   Registration Fees
     Class A Shares..........................................      4,736          6,095
     Class B Shares..........................................      7,198          5,282
     Class C Shares..........................................      6,977          5,267
   Compliance Fees and Expenses..............................      4,688          4,688
   Pricing Expense...........................................        750          1,000
   Other Expenses............................................      6,150          1,150
                                                               ---------      ---------
     Total Expenses..........................................    467,425        192,533
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................   (253,359)      (179,591)
                                                               ---------      ---------
       Net Expenses..........................................    214,066         12,942
                                                               ---------      ---------
 NET INVESTMENT LOSS.........................................    (79,077)          (609)
                                                               ---------      ---------
 Net Realized Gain on Investments............................    799,955        125,455
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   (672,369)       (32,282)
                                                               ---------      ---------
 NET GAIN ON INVESTMENTS.....................................    127,586         93,173
                                                               ---------      ---------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  48,509      $  92,564
                                                               =========      =========

------------------------------------------------------------
 (A) Net of foreign tax withholding of:                       $      --      $     341

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          INTERNATIONAL GROWTH
                                                                 TOP 20 PORTFOLIO               PORTFOLIO
                                                                FOR THE YEARS ENDED        FOR THE YEARS ENDED
                                                                   DECEMBER 31,               DECEMBER 31,
                                                             -------------------------   -----------------------
                                                                2004          2003         2004         2003
                                                             -----------   -----------   ---------   -----------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)............................  $   (79,077)  $  (126,245)  $    (609)  $     9,370
   Net Realized Gain on Investment Transactions............      799,955       781,572     125,455        81,236
   Change in Net Unrealized Appreciation/Depreciation of
     Investments...........................................     (672,369)    4,306,911     (32,282)      303,345
                                                             -----------   -----------   ---------   -----------
     Net Increase in Net Assets Resulting from
       Operations..........................................       48,509     4,962,238      92,564       393,951
                                                             -----------   -----------   ---------   -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income:
       Class A Shares......................................           --            --          --        (9,589)
                                                             -----------   -----------   ---------   -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Class A Shares......................................      228,342       305,398     268,281       830,840
       Class B Shares......................................           --        23,119       2,408            --
       Class C Shares......................................           --        46,394          --            --
   Reinvestment of Distributions:
       Class A Shares......................................           --            --          --         9,593
   Cost of Shares Redeemed:
       Class A Shares......................................   (3,517,825)   (3,851,106)   (368,133)   (1,639,979)
       Class B Shares......................................     (888,679)     (697,772)         --       (14,152)
       Class C Shares......................................     (488,635)     (634,069)         --       (42,368)
                                                             -----------   -----------   ---------   -----------
     Net Decrease in Net Assets Resulting from Share
       Transactions........................................   (4,666,797)   (4,808,036)    (97,444)     (856,066)
                                                             -----------   -----------   ---------   -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS...............   (4,618,288)      154,202      (4,880)     (471,704)
 NET ASSETS -- Beginning of Year...........................   15,227,108    15,072,906     811,540     1,283,244
                                                             -----------   -----------   ---------   -----------
 NET ASSETS -- End of Year.................................  $10,608,820   $15,227,108   $ 806,660   $   811,540
                                                             ===========   ===========   =========   ===========
 ACCUMULATED NET INVESTMENT INCOME.........................  $        --   $        --   $      --   $        --
                                                             ===========   ===========   =========   ===========
 SHARES
   Sold:
       Class A Shares......................................       18,691        30,888      37,722       145,898
       Class B Shares......................................           --         2,621         352            --
       Class C Shares......................................           --         5,099          --            --
   Issued in Reinvestment of Distributions:
       Class A Shares......................................           --            --          --         1,476
   Redeemed:
       Class A Shares......................................     (296,725)     (392,202)    (53,315)     (271,779)
       Class B Shares......................................      (78,101)      (70,137)         --        (2,407)
       Class C Shares......................................      (41,406)      (64,349)         --        (6,433)
                                                             -----------   -----------   ---------   -----------
     Net Decrease in Shares................................     (397,541)     (488,080)    (15,241)     (133,245)
                                                             ===========   ===========   =========   ===========

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        TOP 20
                                                                      PORTFOLIO
                                                                       CLASS A
                                                  --------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------
                                                   2004      2003       2002       2001       2000
                                                  ------    -------    -------    -------    -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.........  $12.54      $8.86     $13.45     $17.10     $20.96
                                                  ------    -------    -------    -------    -------
   Income (Loss) from Investment Operations:
     Net Investment Loss........................   (0.06)     (0.08)     (0.05)     (0.17)     (0.20)
     Net Realized and Unrealized Gain (Loss) on
       Investments..............................    0.48       3.76      (4.54)     (3.40)     (1.44)
                                                  ------    -------    -------    -------    -------
   Total from Investment Operations.............    0.42       3.68      (4.59)     (3.57)     (1.64)
                                                  ------    -------    -------    -------    -------
 Distributions to Shareholders:
   From Net Realized Gain.......................      --         --         --      (0.08)     (2.22)
                                                  ------    -------    -------    -------    -------
   Net Increase (Decrease) in Net Asset Value...    0.42       3.68      (4.59)     (3.65)     (3.86)
                                                  ------    -------    -------    -------    -------
   Net Asset Value -- End of Year...............  $12.96     $12.54      $8.86     $13.45     $17.10
                                                  ======    =======    =======    =======    =======
 TOTAL INVESTMENT RETURN*.......................    3.35%     41.53%    (34.13)%   (20.89)%    (8.05)%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)........    1.50%      1.50%      1.50%      1.50%      1.40%
   Expenses Before Reimbursement (Note 2).......    3.47%      2.96%      2.27%      2.15%      1.89%
   Net Investment Loss After Reimbursement (Note
     2).........................................   (0.40)%    (0.63)%    (0.39)%    (1.10)%    (1.11)%
   Net Investment Loss Before Reimbursement
     (Note 2)...................................   (2.37)%    (2.09)%    (1.16)%    (1.75)%    (1.59)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate......................     118%       215%       207%       185%       118%
   Net Assets at End of Year (in thousands).....  $7,095    $10,354    $10,513    $20,784    $28,737
   Number of Shares Outstanding at End of Year
     (in thousands).............................     547        825      1,187      1,545      1,680
 -----------------------------------------------

  * Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     TOP 20
                                                                    PORTFOLIO
                                                                     CLASS B
                                             -------------------------------------------------------
                                                                                          FOR THE
                                                FOR THE YEARS ENDED DECEMBER 31,        PERIOD ENDED
                                             ---------------------------------------    DECEMBER 31,
                                              2004      2003       2002       2001         2000*
                                             ------    -------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period................................  $12.10      $8.61     $13.17     $16.94       $27.85
                                             ------    -------    -------    -------      -------
   Income (Loss) from Investment
     Operations:
     Net Investment Loss...................   (0.16)     (0.15)     (0.13)     (0.23)       (0.13)
     Net Realized and Unrealized Gain
       (Loss) on Investments...............    0.47       3.64      (4.43)     (3.46)       (8.56)
                                             ------    -------    -------    -------      -------
   Total from Investment Operations........    0.31       3.49      (4.56)     (3.69)       (8.69)
                                             ------    -------    -------    -------      -------
 Distributions to Shareholders:
   From Net Realized Gain..................      --         --         --      (0.08)       (2.22)
                                             ------    -------    -------    -------      -------
   Net Increase (Decrease) in Net Asset
     Value.................................    0.31       3.49      (4.56)     (3.77)      (10.91)
                                             ------    -------    -------    -------      -------
   Net Asset Value -- End of Period........  $12.41     $12.10      $8.61     $13.17       $16.94
                                             ======    =======    =======    =======      =======
 TOTAL INVESTMENT RETURN**.................    2.56%     40.53%    (34.62)%   (21.75)%     (31.41)%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...    2.25%      2.25%      2.25%      2.25%        2.25%(B)
   Expenses Before Reimbursement (Note 2)..    4.37%      3.71%      3.02%      2.90%        2.74%(B)
   Net Investment Loss After Reimbursement
     (Note 2)..............................   (1.15)%    (1.37)%    (1.11)%    (1.84)%      (1.84)%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..............................   (3.27)%    (2.83)%    (1.88)%    (2.49)%      (2.33)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.................     118%       215%       207%       185%         118%
   Net Assets at End of Period (in
     thousands)............................  $2,222     $3,111     $2,795     $4,823       $4,922
   Number of Shares Outstanding at End of
     Period (in thousands).................     179        257        325        366          290
 ------------------------------------------

  (A) Total returns for periods of less than one year are not annualized.

  (B) Annualized.

  * From Commencement of Operations March 28, 2000.

 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      TOP 20
                                                                    PORTFOLIO
                                                                     CLASS C
                                             --------------------------------------------------------
                                                                                           FOR THE
                                                 FOR THE YEARS ENDED DECEMBER 31,        PERIOD ENDED
                                             ----------------------------------------    DECEMBER 31,
                                              2004       2003       2002       2001         2000*
                                             -------    -------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period................................   $12.12      $8.62     $13.19     $16.95       $21.54
                                             -------    -------    -------    -------      -------
   Income (Loss) from Investment
     Operations:
     Net Investment Loss...................    (0.16)     (0.16)     (0.13)     (0.25)       (0.11)
     Net Realized and Unrealized Gain
       (Loss) on Investments...............     0.46       3.66      (4.44)     (3.43)       (2.26)
                                             -------    -------    -------    -------      -------
   Total from Investment Operations........     0.30       3.50      (4.57)     (3.68)       (2.37)
                                             -------    -------    -------    -------      -------
 Distributions to Shareholders:
   From Net Realized Gain..................       --         --         --      (0.08)       (2.22)
                                             -------    -------    -------    -------      -------
   Net Increase (Decrease) in Net Asset
     Value.................................     0.30       3.50      (4.57)     (3.76)       (4.59)
                                             -------    -------    -------    -------      -------
   Net Asset Value -- End of Period........   $12.42     $12.12      $8.62     $13.19       $16.95
                                             =======    =======    =======    =======      =======
 TOTAL INVESTMENT RETURN**.................     2.48%     40.60%    (34.65)%   (21.68)%     (11.27)%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...     2.25%      2.25%      2.25%      2.25%        2.25%(B)
   Expenses Before Reimbursement (Note 2)..     4.77%      3.71%      3.02%      2.90%        2.74%(B)
   Net Investment Loss After Reimbursement
     (Note 2)..............................    (1.16)%    (1.38)%    (1.11)%    (1.84)%      (1.83)%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..............................    (3.68)%    (2.84)%    (1.88)%    (2.49)%      (2.31)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.................      118%       215%       207%       185%         118%
   Net Assets at End of Period (in
     thousands)............................   $1,292     $1,762     $1,765     $3,032       $3,030
   Number of Shares Outstanding at End of
     Period (in thousands).................      104        145        205        230          179
 ------------------------------------------

  (A) Total returns for periods of less than one year are not annualized.

  (B) Annualized.

  * From Commencement of Operations April 28, 2000.

 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               INTERNATIONAL GROWTH
                                                                    PORTFOLIO
                                                                     CLASS A
                                             --------------------------------------------------------
                                                                                           FOR THE
                                                 FOR THE YEARS ENDED DECEMBER 31,        PERIOD ENDED
                                             ----------------------------------------    DECEMBER 31,
                                              2004       2003       2002       2001         2000*
                                             -------    -------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period................................    $6.79      $5.08      $5.74      $7.12         $9.74
                                             -------    -------    -------    -------      --------
   Income (Loss) from Investment
     Operations:
     Net Investment Income (Loss)..........     0.01       0.10       0.02         --         (0.02)
     Net Realized and Unrealized Gain
       (Loss) on Investments...............     0.96       1.71      (0.66)     (1.38)        (2.60)
                                             -------    -------    -------    -------      --------
   Total from Investment Operations........     0.97       1.81      (0.64)     (1.38)        (2.62)
                                             -------    -------    -------    -------      --------
 Distributions to Shareholders:
   From Net Investment Income..............       --      (0.10)     (0.02)        --            --
                                             -------    -------    -------    -------      --------
   Net Increase (Decrease) in Net Asset
     Value.................................     0.97       1.71      (0.66)     (1.38)        (2.62)
                                             -------    -------    -------    -------      --------
   Net Asset Value -- End of Period........    $7.76      $6.79      $5.08      $5.74         $7.12
                                             =======    =======    =======    =======      ========
 TOTAL INVESTMENT RETURN**.................    14.29%     35.82%    (11.22)%   (19.38)%      (26.90)%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...     1.50%      1.50%      1.49%      1.49%         1.49%(B)
   Expenses Before Reimbursement (Note 2)..    23.37%     11.33%     10.80%     22.97%       120.64%(B)
   Net Investment Income (Loss) After
     Reimbursement (Note 2)................     0.10%     (0.02)%     0.36%      0.03%        (0.54)%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..............................   (21.77)%    (9.85)%    (8.95)%   (21.45)%     (119.69)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.................       86%       161%        85%       241%           42%
   Net Assets at End of Period (in
     thousands)............................     $609       $640     $1,111       $805           $89
   Number of Shares Outstanding at End of
     Period (in thousands).................       79         94        219        140            13
 ------------------------------------------

  (A) Total returns for periods of less than one year are not annualized.

  (B) Annualized.

  * From Commencement of Operations September 5, 2000.

 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               INTERNATIONAL GROWTH
                                                                    PORTFOLIO
                                                                     CLASS B
                                             --------------------------------------------------------
                                                                                           FOR THE
                                                 FOR THE YEARS ENDED DECEMBER 31,        PERIOD ENDED
                                             ----------------------------------------    DECEMBER 31,
                                              2004       2003       2002       2001         2000*
                                             -------    -------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period................................    $6.80      $5.04      $5.70      $7.12          $8.31
                                             -------    -------    -------    -------    -----------
   Income (Loss) from Investment
     Operations:
     Net Investment Loss...................    (0.05)     --(C)      (0.01)     (0.04)         (0.01)
     Net Realized and Unrealized Gain
       (Loss) on Investments...............     0.95       1.76      (0.65)     (1.38)         (1.18)
                                             -------    -------    -------    -------    -----------
   Total from Investment Operations........     0.90       1.76      (0.66)     (1.42)         (1.19)
                                             -------    -------    -------    -------    -----------
   Net Increase (Decrease) in Net Asset
     Value.................................     0.90       1.76      (0.66)     (1.42)         (1.19)
                                             -------    -------    -------    -------    -----------
   Net Asset Value -- End of Period........    $7.70      $6.80      $5.04      $5.70          $7.12
                                             =======    =======    =======    =======    ===========
 TOTAL INVESTMENT RETURN**.................    13.24%     34.92%    (11.58)%   (19.94)%       (14.32)%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...     2.25%      2.25%      2.21%      2.25%          2.24%(B)
   Expenses Before Reimbursement (Note 2)..    26.87%     12.08%     11.52%     23.73%        121.39%(B)
   Net Investment Income (Loss) After
     Reimbursement (Note 2)................    (0.69)%     0.02%      0.74%     (0.65)%        (0.83)%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..............................   (25.31)%    (9.81)%   (10.04)%   (22.13)%      (119.99)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.................       86%       161%        85%       241%            42%
   Net Assets at End of Period (in
     thousands)............................     $191       $166       $135        $18            $17
   Number of Shares Outstanding at End of
     Period (in thousands).................       25         24         27          3              2
 ------------------------------------------

  (A) Total returns for periods of less than one year are not annualized.

  (B) Annualized.

  (C) The per share data provided is less than $0.01.

  * From Commencement of Operations November 2, 2000.

 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                  THE NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   INTERNATIONAL GROWTH
                                                                        PORTFOLIO
                                                                         CLASS C
                                                      ----------------------------------------------
                                                           FOR THE YEARS ENDED            FOR THE
                                                               DECEMBER 31,             PERIOD ENDED
                                                      ------------------------------    DECEMBER 31,
                                                        2004       2003       2002         2001*
                                                      --------    -------    -------    ------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period...........     $6.81      $5.03      $5.71        $7.12
                                                      --------    -------    -------      -------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss)...................     (0.05)      0.01         --        (0.01)
     Net Realized and Unrealized Gain (Loss) on
       Investments..................................      0.94       1.77      (0.68)       (1.40)
                                                      --------    -------    -------      -------
   Total from Investment Operations.................      0.89       1.78      (0.68)       (1.41)
                                                      --------    -------    -------      -------
   Net Increase (Decrease) in Net Asset Value.......      0.89       1.78      (0.68)       (1.41)
                                                      --------    -------    -------      -------
   Net Asset Value -- End of Period.................     $7.70      $6.81      $5.03        $5.71
                                                      ========    =======    =======      =======
 TOTAL INVESTMENT RETURN**..........................     13.07%     35.39%    (11.91)%     (19.80)%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)............      2.29%      2.25%      2.25%        2.21%(B)
   Expenses Before Reimbursement (Note 2)...........    117.75%     12.08%     11.56%       23.69%(B)
   Net Investment Income (Loss) After Reimbursement
     (Note 2).......................................     (0.74)%     0.03%     (0.10)%      (0.74)%(B)
   Net Investment Loss Before Reimbursement (Note
     2).............................................   (116.20)%    (9.80)%    (9.41)%     (22.22)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........................        86%       161%        85%         241%
   Net Assets at End of Period (in thousands).......        $6         $6        $37          $31
   Number of Shares Outstanding at End of Period (in
     thousands).....................................         1          1          7            5
 ---------------------------------------------------

  (A) Total returns for periods of less than one year are not annualized.
  (B) Annualized.
  * From Commencement of Operations January 12, 2001.
 ** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

                       See Notes to Financial Statements.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. Significant Accounting Policies

     The Navellier Millennium Funds (the "Fund"), formerly known as the American Tiger Funds, are registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and are authorized to issue shares of beneficial interests. The Fund currently consists of two Portfolios: the Top 20 Portfolio, a non-diversified open-end management investment company, and the International Growth Portfolio, a non-diversified open-end management investment company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund consists of three classes of shares. Class A shares have been offered since September 30, 1998 for the Top 20 Portfolio and the International Growth Portfolio. Class B and Class C shares have been offered since March 2, 2000 for the Top 20 Portfolio, and September 5, 2000 for International Growth Portfolio. Class A shares are purchased at the public offering price which includes a maximum sales charge of up to 4.95% (equal to 5.2% of the net asset value) depending on the size of the purchase. Income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees (Note 3). The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less and short-term notes are valued at amortized cost, which approximates fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (formerly Navellier Management, Inc.) (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of each Portfolio. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of each Portfolio's Class A to 1.50% and Class B and Class C to 2.25% of average annual net assets. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Top 20 Portfolio and the International Growth Portfolio totaling $253,359 and $179,591, respectively, for the year ended December 31, 2004.

3. Distribution Plan

     Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25%, 1.00% and 1.00% per annum of the average daily net assets of Class A, Class B and Class C, respectively, for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

     The Distributor collected the following underwriting and Broker Commissions on the sale of Class A shares and contingent deferred sales charges on the redemption of Class B and Class C shares during the year ended December 31, 2004:

                                 CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                 --------------    --------------    --------------
Top 20 Portfolio...............     $10,488           $25,849             $  3
International Growth
  Portfolio....................     $ 3,364                --               --

4. Securities Transactions

     For the year ended December 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                                                   INTERNATIONAL
                                                      TOP 20          GROWTH
                                                     PORTFOLIO       PORTFOLIO
                                                    -----------    -------------
Purchases.........................................  $14,329,889      $647,611
                                                    ===========      ========
Sales.............................................  $18,998,572      $777,898
                                                    ===========      ========

5. Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

     The tax character of distributions paid for the years ended December 31, 2004 and 2003 was as follows:

                                                              2004                         2003
                                                    -------------------------    -------------------------
                                                    ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                     INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
                                                    --------    -------------    --------    -------------
Top 20 Portfolio..................................   $  --          $  --         $   --         $  --
International Growth Portfolio....................   $  --          $  --         $9,589         $  --

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of December 31, 2004:

                                                                    INTERNATIONAL
                                                       TOP 20          GROWTH
                                                     PORTFOLIO        PORTFOLIO
                                                    ------------    -------------
Gross Unrealized Appreciation.....................  $  2,707,968      $190,915
Gross Unrealized Depreciation.....................      (230,616)      (11,099)
                                                    ------------      --------
Net Unrealized Appreciation.......................     2,477,352       179,816
Capital Loss Carryforward.........................   (14,660,654)      (63,188)
                                                    ------------      --------
  Accumulated Earnings (Deficit)..................  $(12,183,302)     $116,628
                                                    ============      ========
Cost of Investments for Federal Income Tax
  Purposes........................................  $  8,148,394      $608,991
                                                    ============      ========

     The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales. As of December 31, 2004, the Portfolios reclassified net investment losses and distributions in excess to paid-in capital on the Statements of Assets and Liabilities as follows:

                                                      UNDISTRIBUTED
                                                      NET INVESTMENT    PAID-IN
                                                           LOSS         CAPITAL
                                                      --------------    --------
Top 20 Portfolio....................................     $79,077        $(79,077)
International Growth Portfolio......................     $   609        $   (609)

     Such reclassifications have no effect on the Funds' net assets or net asset value per share.

     As of December 31, 2004, the Fund had the following capital loss carryforwards for federal income tax purposes:

                                                                   INTERNATIONAL
                                                      TOP 20          GROWTH
EXPIRES DECEMBER 31,                                 PORTFOLIO       PORTFOLIO
--------------------                                -----------    -------------
2009..............................................  $10,769,656       $    --
2010..............................................    3,626,476        63,188
2011..............................................      264,522            --
                                                    -----------       -------
                                                    $14,660,654       $63,188
                                                    ===========       =======

     During the year ended December 31, 2004, the Top 20 Portfolio and International Growth Portfolio utilized $799,955 and $120,952, respectively, of capital losses.

     The remaining capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

6. Borrowing Agreement

     The Funds have a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Funds pledge collateral. At December 31, 2004, no Fund had outstanding borrowings.

7. Commitments and Contingencies

     In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------

8. Proxy Voting Guidelines (Unaudited)

     Navellier is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that Navellier uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended December 31, 2004 are available without charge upon request by calling toll free 1-800-887-8671. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

9. Quarterly Portfolio Disclosure (Unaudited)

     The Trust will file a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q which began with the September 2004 quarter. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll free 1-800-622-1386. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                      NAVELLIER MILLENNIUM FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER MILLENNIUM FUNDS
RENO, NEVADA
We have audited the accompanying statements of assets and liabilities of Navellier Top 20 Portfolio and Navellier International Growth Portfolio, each a series of shares of The Navellier Millennium Funds, including the portfolios of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Top 20 Portfolio and Navellier International Growth Portfolio, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 22, 2005

                                     PART C

                               OTHER INFORMATION


   ITEM 22     EXHIBITS
   (a)(1)      Certificate of Trust of Registrant(1)
   (a)(2)      Declaration of Trust of Registrant(1)
   (b)         By-Laws of Registrant(1)
   (c)         Not Applicable
   (d)         Investment Management Agreement between the Navellier Top 20
               Portfolio and Navellier & Associates, Inc., dated January 1, 2005
               [filed herewith]
   (d)(1)      Investment Management Agreement between Navellier
               International Growth Portfolio and Navellier & Associates, Inc.
               dated January 1, 2005 [filed herewith]
   (e)(1)      Distribution Agreement dated August 26, 1999 (as amended May 25,
               2000 and further amended February 28, 2002) for Class A Shares
   (e)(2)      Distribution Agreement dated March 3, 2000 (as amended May 25,
               2000 and further amended February 28, 2002) for Class B Shares
   (e)(3)      Distribution Agreement dated August 26, 1999 (as amended May 25,
               2000 and further amended February 28, 2002) for Class C Shares
   (e)(4)      12b-1 Distribution Plan dated March 3, 2000 (as amended May 25,
               2000) for each of the Fund Portfolios' Class B Shares(3)
   (e)(5)      Selected Dealer Agreement (specimen) for Class A, B and C
               Shares(3)
   (f)         Not Applicable
   (g)         Agreement for Custodian Services between Registrant and FBR
               National Trust Company(5)
   (g)(1)      Agreement for Administrative, Accounting and Transfer Agency
               Services between Registrant and Integrated Fund Services, Inc.(5)
   (h)(1)      Administrative Services Agreement between Registrant and
               Navellier Management, Inc. dated September 9, 1998(1)
   (h)(2)      Trustee Indemnification Agreements(1)
   (i)         Opinion and Consent of Counsel dated April 29, 2005 (filed herewith)
   (j)         Consent of Independent Auditors dated April 29, 2005 (filed herewith)
   (k)         Not Applicable(1)
   (l)         Subscription Agreement between the American Tiger Funds and
               Louis Navellier, dated September 3, 1998(1)
   (l)(2)      Investment Adviser Operating Expense Reimbursement Agreement
               (filed herewith)
   (m)(1)      12b-1  Distribution Plan dated August 26, 1999 (as amended
               February 28, 2002) for Class A Shares
   (m)(2)      12b-1 Distribution Plan dated August 26, 1999 (as amended
               May 25, 2000 and further amended February 28, 2002) for each of the Fund Portfolios' Class C Shares
   (o)         Rule 18f-3 Plan dated December 27, 1999 as amended May 25, 2000
               (3)
   (p)(1)      Code of Ethics for The Navellier Millennium Funds(2)
   (p)(2)      Code of Ethics for Navellier & Associates, Inc. (filed herewith)
   (p)(3)      Code of Ethics for Navellier Securities Corp.(2)


(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).

(2) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 30, 2000 (Reg. No. 333-63155)

(3) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on July 3, 2000 (Reg. No. 333-63155)

(4) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on August 21, 2000 (Reg. No. 333-63155)

(5) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on April 30, 2004 (Reg. No. 333-63155)

ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).

     (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.


                          Navellier Performance Funds



        [UP ARROW]                                         [UP ARROW]
Navellier & Associates, Inc.                          Navellier Securities
         ("NAI")                                           Corp ("NSC")




                         [UP ARROW]         [UP ARROW]
                                Louis Navellier
                               99% owner of NAI
                             and 100% owner of NSC



     Also as set forth in the Statement of Additional Information under "Control Persons", various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Mid Cap Growth Portfolio.

ITEM 24.  INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     Section 9 of the Distribution Agreement between the Fund and Navellier

Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 25. BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

         NAME AND PRINCIPAL          POSITIONS HELD WITH REGISTRANT          PRINCIPAL OCCUPATIONS DURING PAST
          BUSINESS ADDRESS                 AND ITS AFFILIATES                           TWO YEARS
     ----------------------------   ----------------------------------       ---------------------------------
     Louis Navellier                Trustee and President of The             Mr. Navellier is and has been
     One East Liberty Third Floor   Navellier Millennium Funds;              the CEO and President Trustee
     Reno, NV 89501                 President of The Navellier               and of Navellier & Associates
                                    Performance Funds, one of the            Inc., an investment management
                                    Portfolio Managers of the                company since 1987; he is and
                                    Aggressive Growth Portfolio, the         has been CEO and President of
                                    Mid Cap Growth Portfolio and the         Navellier Management, Inc.; one
                                    Aggressive Micro Cap Portfolio.          of the Portfolio Managers for
                                    Mr. Navellier is also the CEO,           the Investment Adviser to this
                                    President, Treasurer, and                Fund and one of Portfolio
                                    Secretary of Navellier                   Managers to The Navellier
                                    Management, Inc., a Delaware             Performance Funds; President and
                                    Corporation which is the                 CEO of Navellier Securities
                                    Investment Adviser to the Fund.          Corp., the principal Underwriter
                                    Mr. Navellier is also the CEO,           to this Fund and The Navellier
                                    President, Treasurer and                 Performance Funds; and has been
                                    Secretary of Navellier                   publisher and editor of MPT
                                    Securities Corp., a Delaware             Review from August 1987 to the
                                    corporation, which is the                present, and was publisher and
                                    Distributor of the Fund. Mr.             editor of the predecessor
                                    Navellier is also CEO,                   investment advisory newsletter
                                    President, Secretary, and                OTC Insight, which he began in
                                    Treasurer of Navellier &                 1980 and wrote through July
                                    Associates Inc., Navellier               1987.
                                    Publications, Inc., MPT Review
                                    Inc.

ITEM 26.  PRINCIPAL UNDERWRITERS

    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Performance Funds

    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:


                                 NAME AND PRINCIPAL      POSITION AND OFFICES       POSITIONS AND OFFICES
                                  BUSINESS ADDRESS         WITH UNDERWRITER          WITH REGISTRANT
                                --------------------    ----------------------      ------------------
                                Louis Navellier         CEO, President, Director,   Trustee, President and
                                One East Liberty,       Treasurer and Secretary     CEO
                                Third Floor
                                Reno, NV 89501


    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 27.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Transfer agent at 221 E. 4th Street, Suite 300, Cincinnati, Ohio 45202.

ITEM 28.  MANAGEMENT SERVICES

    Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

    The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

    The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 12 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 29th day of April 2005.


                                        THE NAVELLIER MILLENNIUM FUNDS

                                        By: /s/ LOUIS G. NAVELLIER
                                        Louis G. Navellier President and Trustee

     The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:


     /s/ LOUIS G. NAVELLIER        Trustee and President              April 29, 2005
     --------------------------    (Principal Executive Officer)
     Louis G. Navellier(1)

     /s/ JOEL ROSSMAN              Trustee                            April 29, 2005
     --------------------------
     Joel Rossman

     /s/ BARRY SANDER              Trustee                            April 29, 2005
     --------------------------
     Barry Sander



     /s/ JACQUES DELACROIX         Trustee and Secretary              April 29, 2005
     --------------------------
     Jacques Delacroix



(1) These persons are interested persons affiliated with the Investment Adviser.

                               Exhibit Index

   EXHIBIT     DESCRIPTION
   No.
   (d)         Investment Management Agreement between the Navellier Top 20
               Portfolio and Navellier & Associates, Inc., dated January 1, 2005
               [filed herewith]
   (d)(1)      Investment Management Agreement between Navellier
               International Growth Portfolio and Navellier & Associates, Inc.
               dated January 1, 2005 [filed herewith]
   (i)         Opinion and Consent of Counsel dated April 29, 2005 (filed herewith)
   (j)         Consent of Independent Auditors dated April 29, 2005 (filed herewith)
   (l)(2)      Investment Advisor Operating Expense Reimbursement
               Agreement (filed herewith)
   (p)(2)      Code of Ethics for Navellier & Associates, Inc. (filed herewith)